                                   Evergreen


                                    National

                                    Municipal
   May 31, 1998
                                   Bond Funds
   Annual Report




[LOGO OF EVERGREEN FUNDS(SM)
       APPEARS HERE]

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------


Letter to Shareholders ...............................................         1

Evergreen High Grade Tax Free Fund

     Fund at a Glance ................................................         2

     Portfolio Manager Interview .....................................         3

Evergreen Short Intermediate
Municipal Fund

     Fund at a Glance ................................................         6

     Portfolio Manager Interview .....................................         7

Evergreen Tax Free Fund

     Fund at a Glance ................................................         9

     Portfolio Manager Interview .....................................        10

Financial Highlights

     Evergreen High Grade Tax Free Fund ..............................        13

     Evergreen Short Intermediate Municipal
       Fund ..........................................................        15

     Evergreen Tax Free Fund .........................................        17

Schedule of Investments

     Evergreen High Grade Tax Free Fund ..............................        20

     Evergreen Short Intermediate
       Municipal Fund ................................................        24

     Evergreen Tax Free Fund .........................................        27

Statements of Assets and Liabilities .................................        39

Statements of Operations .............................................        40

Statements of Changes in Net Assets --

     Year ended May 31, 1998 .........................................        42

Statements of Changes in Net Assets --

     Prior Periods ...................................................        43

Combined Notes to Financial
Statements ...........................................................        44

Report of Independent Accountants ....................................        52

Independent Auditors' Report .........................................        53

Additional Information ...............................................        54



--------------------------------------------------------------------------------
                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with more than $47 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.


This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

               -----------------------------------------------------------------
Mutual Funds:   ARE NOT FDIC INSURED   May lose value . Are not bank guaranteed
               -----------------------------------------------------------------

                       Evergreen Funds Distributor, Inc.
     Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                   July 1998



[PHOTO OF WILLIAM M. ENNIS
 MANAGING DIRECTOR APPEARS HERE]

Dear Shareholders:


Tax-advantaged investing can make a real difference, as witnessed by the performance of the Evergreen National Municipal Bond Funds during the 12-month period that ended on May 31, 1998.

The three Evergreen National Municipal Bond Funds, whose performance we review in this report, each delivered generous returns on an absolute basis./1/ When one considers the after-tax returns for investors in federal income tax brackets of 31% or higher, however, the real returns are even more impressive, especially in an environment in which inflation is held to approximately 2% per year.

Excellent Value

Even after such strong returns, the municipal bond market is offering excellent relative value. At the close of the fiscal period on May 31, for example, municipal bonds were paying yields equal to approximately 90% of equivalent quality taxable bonds./2/ On a net, after-tax basis, the income from the municipal bonds actually exceeded that of comparable taxable bonds. Typically, municipal bonds are considered an excellent value when they pay 85% of the income of taxable bonds.

When you consider these yield relationships and the relatively high valuations in the domestic stock markets, municipal bonds represent one of the best values in the capital markets today.

Diversification Strategy

Municipal bonds also represent an excellent way to increase the diversification of one's total investment portfolio, particularly for those investors in the higher income tax brackets. For those individuals who are concerned about volatility in the stock market, but who want to avoid the tax consequences of bond funds, municipal bond funds offer a prudent way to diversify and help reduce one's overall investment risk. The municipal bond market, which has been able to absorb a high volume of new bond issues during the past 12 months, also has demonstrated that it is a strong, vital and mature part of the capital markets.

Long-term View

While our near-term outlook for the municipal bond market is optimistic, we encourage shareholders to be mindful that the investment environment is changing continually. In particular, the economic and currency crisis in Asia could slow down the growth of the U.S. economy, which could have an impact on municipal finances. We do not see this possibility as cause for alarm. We do think it is important, however, to remind shareholders of these possibilities and to remind them that the most successful investors are those who adhere to a consistent long-term strategy through changing economic conditions.

At Evergreen Funds, we are committed to providing a strong array of funds with complementary objectives and strategies to help investors and their financial advisors assemble personal portfolios that make sense for their needs and risk tolerances over the long run.

We can also help by providing the information you require about Evergreen Funds. If you have any questions about the Evergreen National Municipal Bond Funds or other Evergreen mutual funds, we encourage you to consult your financial advisor or call us at 800-343-2898.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds


/1/ Some portion of the Funds' income maybe subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
/2/ Source: Bond Buyer's Index.

                                   EVERGREEN
                            High Grade Tax Free Fund

                      Fund at a Glance as of May 31, 1998

It was a favorable period for municipal bond investing. The insured municipal bonds, which this Fund emphasizes, continued to increase in presence and importance in the overall market.



                                   Portfolio
                                  Management
                  ------------------------------------------

                  [PHOTO OF JAMES T. COLBY III APPEARS HERE]

                              James T. Colby III
                             Tenure: February 1992




                          ----------------------------
                            CURRENT INVESTMENT STYLE
                          ----------------------------

                             [GRAPH APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 3/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1998 Morningstar, Inc.



--------------------------------------------------------------------------------
                            Performance and Returns
--------------------------------------------------------------------------------

                                                     Class A  Class B  Class Y
Inception Date                                       2/21/92  1/11/93  2/28/94
 ................................................................................
Average Annual Returns*
 ................................................................................
One year with sales charge                            3.71%    3.07%     N/A
 ................................................................................
One year w/o sales charge                             8.88%    8.07%    9.15%
 ................................................................................
3 years                                               4.80%    4.82%    6.78%
 ................................................................................
5 years                                               5.04%    5.02%      --
 ................................................................................
Since Inception                                       6.45%    5.84%    6.05%
 ................................................................................
Maximum Sales Charge                                  4.75%    5.00%     N/A
                                                    Front End  CDSC
 ................................................................................
30-day SEC yield                                      4.01%    3.47%    4.46%
 ................................................................................
Taxable equivalent yield**                            6.64%    5.75%    7.38%
 ................................................................................
12-month dividends per share                         $0.48    $0.40    $0.51
 ................................................................................
*   Adjusted for maximum applicable sales charge

** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

                                                        Evergreen High Grade
                Consumer           Lehman Brothers         Tax Free Fund
  Date        Price Index        Insured Bond Index        Class A Shares
--------      ------------       ------------------     --------------------
  2/92          10,000                10,000                    9,525
  5/92          10,079                10,206                    9,738
  5/93          10,404                11,540                   10,964
  5/94          10,642                11,781                   11,090
  5/95          10,981                12,909                   12,182
  5/96          11,290                13,474                   12,638
  5/97          11,551                14,429                   13,522
  5/98          11,746                15,849                   14,723

Comparison of a $10,000 investment in Evergreen High Grade Tax Free Fund,
Class A shares, versus a similar investment in the Lehman Brothers Insured Bond Index (LBIBI) and the Consumer Price Index (CPI).






Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Insured Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                            High Grade Tax Free Fund

                          Portfolio Manager Interview


How did the Fund perform during the year?

The Fund had strong performance. For the 12 months that ended May 31, 1998, the Fund's Class A shares had a total return of 8.88%, while Class B and Y shares had returns of 8.07% and 9.15%, respectively. These returns are unadjusted for any applicable sales charges. The returns were very competitive, compared to the average return of 8.78% for the 52 funds in the Lipper Insured Municipal Bond Fund category for the same period. Lipper Analytical Services is an independent mutual fund rating company.


                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                    $122,324,143
 ................................................................................
Average Credit Quality                                                       AAA
 ................................................................................
Average Maturity                                                      20.0 years
 ................................................................................
Average Duration                                                       8.2 years
 ................................................................................


What was the investment environment like during the 12 months?

It was a favorable period for municipal bond investing. The insured municipal bonds, which this Fund emphasizes, continued to increase in presence and importance in the overall market.

The U.S. economy had strong growth that was accompanied by low inflation. Beginning in late 1997, the overall bond market was aided by the effects of the economic slowdown in Asia, which helped keep inflation and interest rates low. During the 12 months, the yield on the 30-year Treasury Bond declined by more than a full percentage point, from 6.90% to 5.80%. As a general rule, bond prices tend to increase as interest rates decrease.

The municipal bond market also had a good year, although it did not perform as well as the Treasury market. The yield on 30-year AAA-rated municipal bonds, as reflected by the Bond Buyers 40 Index, fell from 5.65% to 5.20%. A major factor in the underperformance was the large supply of new bond issues and the anticipated impact of the largest new municipal bond issuance in history in mid-May, a $3.5 billion offering for the Long Island Power Authority, which created some short-term volatility. Municipal bond market investors were concerned that this issuance might cause an over-supply of bonds and hurt bond prices. In fact, the Long Island Power offering went well, and municipal bonds recovered smartly in late May. Supply clearly was the story for much of 1997, which saw the second-largest issuance of new municipal bond debt of this decade. This large new supply was created both by the need to fund new public projects and by refinancing by public agencies that are refunding their older debt with lower-interest-rate bonds.

While the municipal bond market did not perform as well as the overall bond market during the year, the result now is that there is excellent investment value in municipal bonds. For example, AAA-rated municipal bonds on May 31 were offering about 90% of the yield of a 30-year Treasury, but with after-tax advantages that the taxable bonds do not offer.

--------------------------------------------------------------------------------
                               Portfolio Quality
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)


                           [PIE CHART APPEARS HERE]

                                  AAA - 82.6%
                                  AA - 11.8%
                                   A -  5.6%

                                   EVERGREEN
                            High Grade Tax Free Fund

                          Portfolio Manager Interview


At the close of the fiscal year on May 31, 1998, 87% of Fund assets were invested in insured municipal bonds. What was the environment like for insured bonds, in which the Fund principally invests?

Due to increased issuance during the year, yields on insured municipal bonds have risen in relation to the yields on uninsured bonds. As a result, insured municipal bonds now are relatively cheaper in price because they have underperformed general, uninsured municipal bonds. Shareholders of this Fund now receive a comparably better yield in relation to a general municipal bond fund than they did a year ago.

To understand how this happened, it is important to note how insured bonds have come to occupy a larger presence in the municipal bond market. Five years ago, approximately 25% of outstanding municipal bonds were insured, which means they receive the equivalent of an AAA rating when their issuers purchase the added insurance. Currently, approximately 50% of the bonds are insured. The primary cause of this growth is the intense competition of municipal bond insurers, which has driven down the cost of insurance and made it increasingly attractive for bond issuers to pay the insurance premium and receive the benefits of lower debt service costs.

As a consequence, insured bonds now are extremely liquid because owners understand they can easily sell their securities whenever they want or need to, knowing there always will be a buyer at a good price for an insured bond carrying the equivalent of an AAA rating. This liquidity also means that the price of insured bonds has become more volatile.

The trend of insured bonds taking a greater presence in the market has been going on for some time and is likely to continue. At least part of all the very large new issuances, including that of the Long Island Power Authority, have offered insured bonds.

What were your principal strategies during the year in terms of interest rate sensitivity?

The High Grade Tax Free Fund, throughout the year, has had a somewhat longer duration, or interest rate sensitivity, than the average duration of competing funds. This is consistent with our view that with no inflationary pressures in sight, the long-term trend was toward declining interest rates. That proved to be true during the year. Until January, we had a duration approximately half-a-year longer than the Fund's peer group. After interest rates hit their low point in January, we pulled back a little to reduce volatility. The Fund still is long, but only slightly longer than its peer group average.

As of May 31, 1998, the Fund's duration was 8.15 years, compared to 8.45 years in June 1997. Average weighted maturity, on May 31, 1998, was 20 years.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(as a percentage of net assets)

                           [PIE CHART APPEARS HERE]

Industrial Development/Pollution Control - 15.4%
Hospitals - 14.1%
Water & Sewer - 14.0%
Transportation - 11.2%
Electric Power - 10.5%
Housing - 8.7%
Other Investments and other assets and liabilities, net - 7.4%
General Obligation - Local - 6.9%
General Obligation - State - 6.1%
Airports - 5.7%

                                   EVERGREEN
                            High Grade Tax Free Fund

                          Portfolio Manager Interview



What strategies did you follow in terms of sector selection for the 12 months?

We looked for opportunities to add incremental yield through sector selection. This led us to buy housing bonds, some of which may be subject to the alternative minimum tax, and to invest in the transportation and utilities sectors. The market provided a number of opportunities both because of the start of many new public construction projects and programs and because of the continued deregulation of utilities. Consolidation and deregulation in the utilities industry has resulted in some price volatility because of uncertainty about the future of utilities. Confusion presents opportunity.

As of May 31, 1998, water and sewer, transportation, and electric power projects represented more than 35% of portfolio assets.

What is your outlook?

Our outlook is favorable for the municipal bond market and the Evergreen High Grade Tax Free Fund. While we do not intend to make short-term interest rate plays, we still believe the long-term trend of interest rates is to decline, so the Fund will be slightly longer in duration than its peer group.

The equity markets suffered quite a shock in the fourth quarter of 1997 because of the Asian crisis. Interest rates came down as investors fled to the quality of fixed income securities. We don't think we're out of the woods with Asia, and problems may still appear in Japan, Indonesia and other Asian markets. If this were to happen, the equity markets could have difficulty and the fixed income markets could benefit. Demand from Asia still represents enough of a stimulus to the U.S. economy so that inflationary pressures in the U.S. would decline if demand from Asia were to decrease. This would take away any fear by the Federal Reserve of a build-up of inflationary pressures and decrease the temptation to raise short-term rates in the United States.

The sustained flow of new issues in the municipal bond market is likely to mean that this market will under-perform the U.S. Treasury market. This will mean, however, that municipal bonds will continue to offer yields on an after-tax basis that will be very attractive when compared to Treasuries.

You have managed the Evergreen High Grade Tax Free Fund since 1992. Recently you became co-manager of the Evergreen Tax Free Fund. What are the differences between the two funds?

The main difference is in absolute quality. The Evergreen High Grade Tax Free Fund will always have 65% or more of its assets in insured municipal bonds, and it always will have an average credit quality of AAA. As of May 31, almost 83% of assets of the Evergreen High Grade Tax Free Fund were rated AAA, compared to about 56% of assets rated AAA in the Evergreen Tax Free Fund.

The Evergreen Tax Free Fund is a diversified, longer-maturity fund whose purpose is to create higher returns and higher yields. It still will emphasize quality investments, as illustrated by its average credit quality of AA on May 31. Without sacrificing quality, we will try to find additional yield for shareholders by selecting bonds from different sectors and quality ratings. Over the years, there will be times when one fund will have better performance than the other, depending upon market conditions. Typically, however, one would expect the Evergreen Tax Free Fund to pay somewhat higher yields than the Evergreen High Grade Tax Free Fund.

                                   EVERGREEN
                       Short Intermediate Municipal Fund
                      Fund at a Glance as of May 31, 1998





Two factors bode particularly well for the municipal market going forward: a favorable supply/demand backdrop and the fact that yields on municipals are at their most attractive levels in quite some time.



                                    Portfolio
                                   Management
            --------------------------------------------------------
                  [PHOTO OF RICHARD K. MARRONE APPEARS HERE]
                           Tenure: December 1, 1997



CURRENT INVESTMENT STYLE

Morningstar's Style Box is based on a portfolio date as of 3/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1998 Morningstar, Inc.





                            PERFORMANCE AND RETURNS

                                                     Class A  Class B  Class Y
Inception Date                                        1/5/95   1/5/95  7/17/91
 ................................................................................
Average Annual Returns*
 ................................................................................
One year with sales charge                           1.69%   (0.93%)     N/A
 ................................................................................
One year w/o sales charge                            5.11%    4.07%     5.11%
 ................................................................................
3 years                                              3.17%    2.47%     4.42%
 ................................................................................
5 years                                              --       --        3.88%
 ................................................................................
Since Inception                                      3.89%    3.16%     4.92%
 ................................................................................
Maximum Sales Charge                                 3.25%    5.00%      N/A
                                                   Front End  CDSC
 ................................................................................
30-day SEC yield                                     3.51%    2.74%     3.73%
 ................................................................................
Taxable equivalent yield**                           5.81%    4.54%     6.18%
 ................................................................................
12-month dividends per share                        $0.41    $0.32     $0.42
 ................................................................................

*   Adjusted for maximum applicable sales charge
** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]

                                      Lehman Brothers 3 Year     Evergreen Short Intermediate
Date          Consumer Price Index     Municipal Bond Index      Municipal Fund Class A Shares
----          --------------------     --------------------      -----------------------------
1/95                 10,000                   10,000                        9,675
5/95                 10,126                   10,387                        9,960
11/95                10,216                   10,753                       10,256
5/96                 10,412                   10,881                       10,309
11/96                10,552                   11,271                       10,661
5/97                 10,652                   11,463                       10,754
11/97                10,745                   11,814                       11,052
5/98                 10,832                   12,112                       11,304

Comparison of a $10,000 investment in Evergreen Short Intermediate Municipal Fund, Class A shares, versus a similar investment in the Lehman Brothers 3 Year Municipal Bond Index (LB3YMBI), and the Consumer Price Index (CPI).



Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN

                       Short Intermediate Municipal Fund

                          Portfolio Manager Interview




How did the Fund perform during the fiscal period?

The Evergreen Short Intermediate Municipal Bond Fund Class A shares posted a total return of 5.11% for the 12 months ended May 31, 1998, unadjusted for sales charges. This performance modestly underperformed the 5.26% average return for the 31 short intermediate municipal debt funds tracked by Lipper Analytical Services.



                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                    $180,263,640
 ................................................................................
Average Credit Quality                                                       AA+
 ................................................................................
Average Maturity                                                       4.6 years
 ................................................................................
Average Duration                                                       3.5 years
 ................................................................................


What was the environment like for bonds during this period?

The U.S. economy provided a favorable backdrop for fixed income investors during the fiscal year. Strong economic growth, low unemployment and benign inflation resonated throughout the U.S., propelling the Consumer Confidence Index to soar to its highest level in 25 years.

The only threat to U.S. investors was the overseas financial crisis which originated in Southeast Asia before spreading throughout foreign markets. Investors feared that devalued foreign currencies and major defaults would negatively impact earnings of U.S. companies operating in that region.

The net result to U.S. markets, however, was generally positive as devalued Asian currencies and declining prices on U.S. imports prompted falling interest rates which boosted bond prices. During the 12 months, the yield on the benchmark 30-year Treasury bond declined steadily from 6.90% to 5.80%.

                             PORTFOLIO COMPOSITION
                        (as a percentage of net assets)



                           [PIE CHART APPEARS HERE]


Other investments and other assets and liabilities, net -- 23.9%
Escrow -- 12.1%
Hospitals -- 9.5%
Industrial Development -- 8.2%
General Obligation - Local -- 8.2%
General Obligation - State -- 8.0%
Education -- 7.5%
Transportation -- 6.3%
Sales -- 6.0%
Utility -- 6.0%
Housing -- 4.3%


What was your investment strategy within this environment?

The Fund underwent a merger in November 1997 which dramatically increased net assets, from $46 million to $195 million. Following the merger, our primary strategy has been to increase the Fund's current yield.

Consistent with this strategy, high grade bonds were sold and replaced with bonds with higher yields -- due primarily to their structure, i.e., calls and housing bonds. By pursuing a higher coupon structure, we feel the portfolio will be better able to provide a stable stream of income as well as a degree of stability amid a potentially volatile market environment.

                                   EVERGREEN
                       Short Intermediate Municipal Fund
                          Portfolio Manager Interview



In addition, we added securities -- such as zero coupon bonds -- which are more sensitive to interest rate movements. An increased weighting in such securities will allow the Fund to more fully participate in a municipal market rally.





                           PORTFOLIO CREDIT QUALITY
                     (as a percentage of portfolio assets)

                           [PIE CHART APPEARS HERE]


AAA -- 47.1%
A -- 16.9%
Not Rated -- 13.4%
AA -- 11.9%
BBB -- 10.7%


What is your outlook going forward?

Technically speaking, we feel municipal bonds remain solid. Two factors bode particularly well for the municipal market going forward: a favorable supply/demand backdrop and the fact that yields on municipals are at their most attractive levels in quite some time. These two factors have created a buying opportunity which should allow municipal bonds to outperform in the coming months.

Looking ahead, we anticipate interest rates to remain relatively stable as a result of slower domestic growth, the after-effects of the Asian crisis and benign inflation. Although the effects until now have been generally positive, we recognize that the fallout from the Asian crisis can still cause problems and create volatility in the market. We will be mindful of potential pitfalls and continue to monitor the market for hidden value and potential opportunities, while adhering to our income-oriented strategy.

                                   EVERGREEN
                                 Tax Free Fund
                      Fund at a Glance as of May 31, 1998




We intend to reduce the volatility or fluctuations of returns by keeping interest rate sensitivity or duration closer to the benchmark index and our peer group of mutual funds.




                                    Portfolio
                                   Management
            -------------------------------------------------------
                   PHOTO OF JAMES T. COLBY III APPEARS HERE]
                              Tenure: April 1998









                   [PHOTO OF GEORGE J. KIMBALL APPEARS HERE]
                              Tenure: April 1998



                            CURRENT INVESTMENT STYLE

Morningstar's Style Box is based on a portfolio date as of 3/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1998 Morningstar, Inc.



                             PERFORMANCE AND RETURNS

                                                                      Class B
Inception Date                                                        1/19/78
 ................................................................................
Average Annual Returns*
 ................................................................................
One year with sales charge                                             2.72%
 ................................................................................
One year w/o sales charge                                              7.72%
 ................................................................................
3 years                                                                5.18%
 ................................................................................
5 years                                                                4.91%
 ................................................................................
10 years                                                               7.25%
 ................................................................................
Since Inception                                                        7.04%
 ................................................................................
Maximum Sales Charge                                                   5.00%
                                                                       CDSC
 ................................................................................
30-day SEC Yield                                                       3.73%
 ................................................................................
Taxable equivalent yield**                                             6.18%
 ................................................................................
12-month distributions per share                                      $0.46
 ................................................................................
*   Adjusted for maximum applicable sales charge
** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

Note: Class A and C shares were introduced in January 1998, and do not have historical performance as of this reporting.


                               LONG TERM GROWTH


                           [LINE GRAPH APPEARS HERE]

                                   Lehman Brothers      Evergreen High Grade
                Consumer              Municipal            Tax Free Fund
  Date        Price Index            Bond Index            Class B Shares
--------      ------------       ------------------     --------------------
  5/88          10,000                10,000                   10,000
  5/89          10,536                11,151                   11,181
  5/90          10,996                11,968                   11,864
  5/91          11,540                13,174                   12,933
  5/92          11,889                14,468                   14,113
  5/93          12,272                16,199                   15,613
  5/94          12,553                16,599                   15,630
  5/95          12,953                18,111                   16,869
  5/96          13,318                18,939                   17,462
  5/97          13,626                20,508                   18,693
  5/98          13,855                22,430                   20,136

Comparison of a $10,000 investment in Evergreen Tax Free Fund, Class B shares, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI), and the Consumer Price Index (CPI).




Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Municipal Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Tax Free Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform for the fiscal year?

The Evergreen Tax Free Fund, Class B, had a total return of 7.72% for the 12-month period ending May 31, 1998, unadjusted for deferred sales charge.



                                    Portfolio
                                 Characteristics

Total Net Assets                                                  $1,375,699,148
 ................................................................................
Average Credit Quality                                                        AA
 ................................................................................
Average Maturity                                                      19.5 years
 ................................................................................
Average Duration                                                       7.8 years
 ................................................................................


What was the investment environment like during the 12 months?

It was a favorable period for municipal bond investing. The U.S. economy had strong growth that was accompanied by low inflation. Beginning in late 1997, the overall bond market was aided by the effects of the economic slowdown in Asia, which helped keep inflation and interest rates low. During the 12 months, the yield on the 30-year Treasury Bond declined by more than a full percentage point, from 6.90% to 5.80%. As a general rule, bond prices tend to increase as interest rates decrease.

The municipal bond market also had a good year, although it did not perform as well as the Treasury market. The yield on 30-year AAA-rated municipal bonds, as reflected by the Bond Buyers 40 Index, fell from 5.65% to 5.20%. In addition, interest rates in the municipal bond market tended to fluctuate more than in the Treasury market toward the end of the fiscal year. A major factor was the anticipated impact of the largest new municipal bond issuance in history in mid-May, a $3.5 billion offering for the Long Island Power Authority, which created some short-term volatility. Municipal bond market investors were concerned that this issuance might cause an over-supply of bonds and hurt bond prices. In fact, the Long Island Power offering went well, and municipal bonds recovered somewhat in late May. Supply also was a factor in much of 1997, which saw the second-largest issuance of new municipal bond debt of this decade. This large supply of new bonds was created both by the need to fund new public projects and by refinancing by public agencies that were refunding their older debt with lower-interest-rate bonds

While the municipal bond market did not perform as well as the overall bond market during the year, the effect now is that there is excellent investment value in municipal bonds. For example, AAA-rated municipal bonds on May 31 were offering about 90% of the yield of a 30-year Treasury, but with after-tax advantages that the taxable bonds do not offer.

--------------------------------------------------------------------------------
                             AVERAGE CREDIT QUALITY
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)

                           [PIE CHART APPEARS HERE]

AAA --  55.8%
A   --  16.7%
AA  --  14.0%
BBB --  11.7%
Not Rated --  1.1%
BB  --  0.7%

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Tax Free Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


You became co-managers of the Evergreen Tax Free Fund on April 1, 1998. What have been your principal strategies since taking over the Fund?

Prior to our taking over management, the Fund tended to hold longer-maturity bonds than many other national municipal bond funds. It also emphasized fairly high credit quality, typically with 60% or more of net assets invested in AAA-rated bonds. The Fund maintained an emphasis on non-callable bonds, which can't be called back by their issuers for a specified period of time, and had a relatively large position in pre-refunded bonds, or bonds issued to refinance the debt of older bonds with higher interest rates. Non-callable bonds and pre-refunded bonds, because they offer income protection, often pay lower yields than other bonds of comparable quality and maturity.

Since we have assumed management of the Fund, we have tried to position the Fund for consistent, less volatile performance and we have sought to add incremental returns through credit quality selection and sector selection. We have, for example, sold some pre-refunded bonds to gain additional yield for the Fund.

We are not trying to sacrifice the quality of the portfolio, but we have tried to add incremental yield by moving out of some sectors such as non-callable and pre-refunded bonds. We believe that with two managers, we are able to canvas all sectors of the municipal bond market, keep an eye on the Fund holdings, and respond quickly to changes in the market.

While the Fund's average credit quality on May 31 was AA, the same as it was on December 31, 1997, we have reduced the AAA-rated position somewhat from 58% of net assets to about 56%. We have bought some AA-, A-, and BBB-rated bonds, and occasionally some non-rated securities we think are of comparable quality to other bonds in the portfolio. By doing this, we have picked up additional yield.

We have emphasized the hospital and transportation sectors for the yield advantage they tend to offer, while adding to our position in housing bonds, some of which may be subject to the alternative minimum tax. Again, the purpose was to gain some additional yield for shareholders.

We have reduced the Fund's interest rate risk somewhat, with duration moving from 8.5 years on December 31 to 7.8 years on May 31. This is more in line with the duration of other funds in the same Lipper category of national tax-free funds.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(as a percentage of net assets)


                           [PIE CHART APPEARS HERE]


Other investments and other assets and liabilites, net -- 18.5%
Hospitals -- 14.5%
Transportation -- 11.0%
Electric Power -- 10.7%
Industrial Development/Pollution Control -- 9.8%
Housing -- 9.4%
General Obligation - Local -- 8.0%
Water & Sewer -- 6.7%
General Obligation - State -- 5.8%
Pre-refunded -- 5.6%

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Tax Free Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

How would you describe your investment style?

We do not try to make interest rate bets by trying to anticipate the short-term movement of rates. We intend to reduce the volatility or fluctuations of returns by keeping interest rate sensitivity or duration closer to the benchmark index and our peer group of mutual funds. We are value-oriented and opportunity-oriented, trying to derive incremental returns from analysis of credits, of sectors, and of the relationship of the relative yields of longer and shorter-maturity bonds. We believe we can be more successful in providing good returns for shareholders with this investment style than by trying to guess the direction of short-term changes in interest rates. You are very likely to be wrong when you are managing a large portfolio such as that of the Evergreen Tax Free Fund and you are attempting to anticipate short-term movements in interest rates. Until we see macro-economic changes taking place, we think the prudent thing to do is to be neutral in the Fund's interest rate sensitivity and look for value in credit and sector selection.

What is your outlook?

We still have a favorable view of interest rates, as we expect continued low inflation in the domestic economy, which should keep rates down. We are, however, somewhat nervous about the possibility that the Federal Reserve Board may raise short-term rates to cool down the high growth in gross domestic product that we have had. Overall, however, our outlook is positive for the municipal market.

As a result of the relatively strong performance of Treasuries to municipals during the past year, municipal bonds are now providing approximately 90% of the yield of a comparable taxable bond. That means that on an after-tax basis, most individual investors will retain more income from municipal bonds than they would from government bonds. Historically, any time municipal bonds offered a yield of between 87% and 90% of Treasuries, it was considered a "buy opportunity." We have that right now. Municipal bonds offer very good value for shareholders.

[LOGO APPEARS HERE]
                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout each year)

                                                                                                            February 21, 1992
                                                                                           Year Ended       (Commencement of
                                     Nine Months                       Eight Months       December 31,      Class Operations)
                       Year Ended       Ended         Year Ended           Ended        ------------------       through
                      May 31, 1998 May 31, 1997 (a) August 31, 1996 August 31, 1995 (d)  1994       1993    December 31, 1992
CLASS A SHARES

NET ASSET VALUE
 BEGINNING OF YEAR      $ 10.89        $ 10.72          $ 10.69           $  9.79       $ 11.16   $  10.42       $ 10.00
                        -------        -------          -------           -------       -------   --------       -------
 ................................................................................................................................
INCOME FROM
 INVESTMENT
 OPERATIONS
 ................................................................................................................................
Net investment
 income                    0.47           0.37             0.52              0.34          0.52       0.54          0.51
 ................................................................................................................................
Net realized and
 unrealized gain
 (loss) on
 investments               0.48           0.17             0.03              0.90         (1.37)      0.81          0.42
                        -------        -------          -------           -------       -------   --------       -------
 ................................................................................................................................
Total from
 investment
 operations                0.95           0.54             0.55              1.24         (0.85)      1.35          0.93
                        -------        -------          -------           -------       -------   --------       -------
 ................................................................................................................................
LESS DISTRIBUTIONS
 FROM
 ................................................................................................................................
Net investment
 income                   (0.48)         (0.37)           (0.52)            (0.34)        (0.52)     (0.54)        (0.51)
 ................................................................................................................................
Net realized gain on
 investments                  0              0                0                 0             0      (0.07)            0
                        -------        -------          -------           -------       -------   --------       -------
 ................................................................................................................................
Total distributions       (0.48)         (0.37)           (0.52)            (0.34)        (0.52)     (0.61)        (0.51)
                        -------        -------          -------           -------       -------   --------       -------
 ................................................................................................................................
NET ASSET VALUE END
 OF YEAR                $ 11.36        $ 10.89          $ 10.72           $ 10.69       $  9.79   $  11.16       $ 10.42
                        -------        -------          -------           -------       -------   --------       -------
 ................................................................................................................................
TOTAL RETURN (C)           8.88%          5.13%            5.21%            12.83%        (7.71%)    13.25%         9.48%
 ................................................................................................................................
RATIOS/SUPPLEMENTAL
 DATA
RATIOS TO AVERAGE
 NET ASSETS
 Expenses                  1.09%          1.03%(b)         0.89%             1.06%(b)      1.01%      0.85%         0.49%(b)
 ................................................................................................................................
 Expenses excluding
  indirectly paid
  expenses                 1.09%          1.03%(b)           --                --            --         --            --
 ................................................................................................................................
 Expenses excluding
  waivers and/or
  reimbursements           1.09%          1.11%(b)         1.09%             1.09%(b)      1.02%      1.07%         1.11%(b)
 ................................................................................................................................
 Net investment
  income                   4.25%          4.60%(b)         4.78%             4.93%(b)      5.04%      4.99%         5.79%(b)
 ................................................................................................................................
PORTFOLIO TURNOVER
 RATE                       127%           114%              65%               27%           53%        14%            7%
 ................................................................................................................................
NET ASSETS END OF
 YEAR (THOUSANDS)       $64,526        $45,814          $50,569           $58,751       $57,676   $101,352       $90,738
 ................................................................................................................................

(a) The Fund changed its fiscal year end from August 31 to May 31.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) The Fund changed its fiscal year end from December 31 to August 31.

                  See Combined Notes to Financial Statements.

[LOGO APPEARS HERE]
                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout each year)

                                                                                                          January 11, 1993
                                                                                                          (Commencement of
                                     Nine Months                       Eight Months                       Class Operations)
                       Year Ended       Ended         Year Ended           Ended           Year Ended          through
                      May 31, 1998 May 31, 1997 (a) August 31, 1996 August 31, 1995 (d) December 31, 1994 December 31, 1993
CLASS B SHARES

NET ASSET VALUE
 BEGINNING OF YEAR      $ 10.89        $ 10.72          $ 10.69           $  9.79            $ 11.16           $ 10.42
                        -------        -------          -------           -------            -------           -------
 ............................................................................................................................
INCOME FROM
 INVESTMENT
 OPERATIONS
 ............................................................................................................................
Net investment
 income                    0.39           0.31             0.44              0.29               0.46              0.47
 ............................................................................................................................
Net realized and
 unrealized gain
 (loss)
 on investments            0.48           0.17             0.03              0.90              (1.37)             0.81
                        -------        -------          -------           -------            -------           -------
 ............................................................................................................................
Total from
 investment
 operations                0.87           0.48             0.47              1.19              (0.91)             1.28
                        -------        -------          -------           -------            -------           -------
 ............................................................................................................................
LESS DISTRIBUTIONS
 FROM
 ............................................................................................................................
Net investment
 income                   (0.40)         (0.31)           (0.44)            (0.29)             (0.46)            (0.47)
 ............................................................................................................................
Net realized gain on
 investments                  0              0                0                 0                  0             (0.07)
                        -------        -------          -------           -------            -------           -------
 ............................................................................................................................
Total distributions       (0.40)         (0.31)           (0.44)            (0.29)             (0.46)            (0.54)
                        -------        -------          -------           -------            -------           -------
 ............................................................................................................................
NET ASSET VALUE END
 OF YEAR                $ 11.36        $ 10.89          $ 10.72           $ 10.69            $  9.79           $ 11.16
                        -------        -------          -------           -------            -------           -------
 ............................................................................................................................
TOTAL RETURN (C)           8.07%          4.55%            4.42%            12.27%             (8.24%)           12.52%
 ............................................................................................................................
RATIOS/SUPPLEMENTAL
 DATA
RATIOS TO AVERAGE
 NET ASSETS
 Expenses                  1.84%          1.78%(b)         1.64%             1.81%(b)           1.58%             1.35%(b)
 ............................................................................................................................
 Expenses excluding
  indirectly paid
  expenses                 1.84%          1.78%(b)           --                --                 --                --
 ............................................................................................................................
 Expenses excluding
  waivers and/or
  reimbursements           1.84%          1.86%(b)         1.84%             1.84%(b)           1.59%             1.57%(b)
 ............................................................................................................................
 Net investment
  income                   3.51%          3.85%(b)         4.03%             4.18%(b)           4.47%             4.44%(b)
 ............................................................................................................................
PORTFOLIO TURNOVER
 RATE                       127%           114%              65%               27%                53%               14%
 ............................................................................................................................
NET ASSETS END OF
 YEAR (THOUSANDS)       $32,822        $31,874          $32,221           $34,206            $32,435           $41,030
 ............................................................................................................................

                                                                                            February 28, 1994
                                                                                            (Commencement of
                                         Nine Months                       Eight Months     Class Operations)
                           Year Ended       Ended         Year Ended           Ended             through
                          May 31, 1998 May 31, 1997 (a) August 31, 1996 August 31, 1995 (d) December 31, 1994
CLASS Y SHARES

NET ASSET VALUE
 BEGINNING OF YEAR          $ 10.89        $ 10.72          $ 10.69           $  9.79            $10.93
                            -------        -------          -------           -------            ------
 ..............................................................................................................
INCOME FROM INVESTMENT
 OPERATIONS
 ..............................................................................................................
Net investment income          0.51           0.39             0.55              0.36              0.46
 ..............................................................................................................
Net realized and
 unrealized gain (loss)
 on investments                0.47           0.17             0.03              0.90             (1.14)
                            -------        -------          -------           -------            ------
 ..............................................................................................................
Total from investment
 operations                    0.98           0.56             0.58              1.26             (0.68)
                            -------        -------          -------           -------            ------
 ..............................................................................................................
LESS DISTRIBUTIONS FROM
 NET INVESTMENT INCOME        (0.51)         (0.39)           (0.55)            (0.36)            (0.46)
                            -------        -------          -------           -------            ------
 ..............................................................................................................
NET ASSET VALUE END OF
 YEAR                       $ 11.36        $ 10.89          $ 10.72           $ 10.69            $ 9.79
                            -------        -------          -------           -------            ------
 ..............................................................................................................
TOTAL RETURN                   9.15%          5.32%            5.47%            13.02%            (6.29%)
 ..............................................................................................................
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET
 ASSETS
 Expenses                      0.84%          0.78%(b)         0.64%             0.81%(b)          0.76%(b)
 ..............................................................................................................
 Expenses excluding
  indirectly paid
  expenses                     0.84%          0.78%(b)           --                --                --
 ..............................................................................................................
 Expenses excluding
  waivers and/or
  reimbursements               0.84%          0.86%(b)         0.84%             0.84%(b)          0.77%(b)
 ..............................................................................................................
 Net investment income         4.51%          4.85%(b)         5.03%             5.18%(b)          5.46%(b)
 ..............................................................................................................
PORTFOLIO TURNOVER RATE         127%           114%              65%               27%               53%
 ..............................................................................................................
NET ASSETS END OF YEAR
 (THOUSANDS)                $24,976        $24,441          $25,112           $25,079            $4,318
 ..............................................................................................................

(a) The Fund changed its fiscal year end from August 31 to May 31.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) The Fund changed its fiscal year end from December 31 to August 31.

                  See Combined Notes to Financial Statements.

[LOGO APPEARS HERE]
                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout each year)

                                                                         January 5, 1995
                                                                        (Commencement of
                                         Nine Months                    Class Operations)
                           Year Ended       Ended         Year Ended         through
                          May 31, 1998 May 31, 1997 (a) August 31, 1996  August 31, 1995
CLASS A SHARES

NET ASSET VALUE
 BEGINNING OF YEAR           $10.09         $10.08          $ 10.17          $ 9.97
                             ------         ------          -------          ------
 ............................................................................................
INCOME FROM INVESTMENT
 OPERATIONS
 ............................................................................................
Net investment income          0.41           0.30             0.43            0.30
 ............................................................................................
Net realized and
 unrealized gain (loss)
 on investments                0.10           0.01            (0.09)           0.20
                             ------         ------          -------          ------
 ............................................................................................
Total from investment
 operations                    0.51           0.31             0.34            0.50
                             ------         ------          -------          ------
 ............................................................................................
LESS DISTRIBUTIONS FROM
 NET INVESTMENT INCOME        (0.41)         (0.30)           (0.43)          (0.30)
                             ------         ------          -------          ------
 ............................................................................................
NET ASSET VALUE END OF
 YEAR                        $10.19         $10.09          $ 10.08          $10.17
                             ------         ------          -------          ------
 ............................................................................................
TOTAL RETURN (C)               5.11%          3.08%            3.37%           5.09%
 ............................................................................................
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET
 ASSETS
 Expenses                      0.81%          0.84%(b)         0.80%           0.70%(b)
 ............................................................................................
 Expenses excluding
  indirectly paid
  expenses                     0.81%          0.83%(b)           --              --
 ............................................................................................
 Expenses excluding
  waivers and/or
  reimbursements               0.85%          0.96%(b)         1.11%           1.14%(b)
 ............................................................................................
 Net investment income         4.01%          3.94%(b)         4.05%           4.32%(b)
 ............................................................................................
PORTFOLIO TURNOVER RATE          78%            34%              29%             80%
 ............................................................................................
NET ASSETS END OF YEAR
 (THOUSANDS)                 $6,569         $6,072          $27,722          $6,820
 ............................................................................................

                                                                         January 5, 1995
                                                                        (Commencement of
                                         Nine Months                    Class Operations)
                           Year Ended       Ended         Year Ended         through
                          May 31, 1998 May 31, 1997 (a) August 31, 1996  August 31, 1995
CLASS B SHARES

NET ASSET VALUE
 BEGINNING OF YEAR           $10.10         $10.08          $10.17           $ 9.97
                             ------         ------          ------           ------
 ............................................................................................
INCOME FROM INVESTMENT
 OPERATIONS
 ............................................................................................
Net investment income          0.32           0.23            0.34             0.24
 ............................................................................................
Net realized and
 unrealized gain (loss)
 on investments                0.09           0.02           (0.09)            0.20
                             ------         ------          ------           ------
 ............................................................................................
Total from investment
 operations                    0.41           0.25            0.25             0.44
                             ------         ------          ------           ------
 ............................................................................................
LESS DISTRIBUTIONS FROM
 NET INVESTMENT INCOME        (0.32)         (0.23)          (0.34)           (0.24)
                             ------         ------          ------           ------
 ............................................................................................
NET ASSET VALUE END OF
 YEAR                        $10.19         $10.10          $10.08           $10.17
                             ------         ------          ------           ------
 ............................................................................................
TOTAL RETURN (C)               4.07%          2.49%           2.44%            4.50%
 ............................................................................................
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET
 ASSETS
 Expenses                      1.71%          1.73%(b)        1.67%            1.58%(b)
 ............................................................................................
 Expenses excluding
  indirectly paid
  expenses                     1.71%          1.73%(b)          --               --
 ............................................................................................
 Expenses excluding
  waivers and/or
  reimbursements               1.74%          1.86%(b)        2.07%            2.26%(b)
 ............................................................................................
 Net investment income         3.11%          3.04%(b)        3.28%            3.50%(b)
 ............................................................................................
PORTFOLIO TURNOVER RATE          78%            34%             29%              80%
 ............................................................................................
NET ASSETS END OF YEAR
 (THOUSANDS)                 $5,790         $6,742          $7,413           $6,050
 ............................................................................................

(a) The Fund changed its fiscal year end from August 31 to May 31.
(b) Annualized.
(c) Excluding applicable sales charges.

                  See Combined Notes to Financial Statements.

[LOGO APPEARS HERE]
                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout each year)

                                                                                                         July 17, 1991
                                                                                                       (Commencement of
                                         Nine Months             Year Ended August 31,                 Class Operations)
                           Year Ended       Ended       --------------------------------------------        through
                          May 31, 1998 May 31, 1997 (a)  1996     1995     1994     1993    1992 (c)  August 31, 1991 (c)
CLASS Y SHARES

NET ASSET VALUE
 BEGINNING OF YEAR          $  10.10       $ 10.07      $ 10.17  $ 10.21  $ 10.58  $ 10.33  $ 10.00         $10.00
                            --------       -------      -------  -------  -------  -------  -------         ------
 .........................................................................................................................
INCOME FROM INVESTMENT
 OPERATIONS
 .........................................................................................................................
Net investment income           0.42          0.30         0.43     0.46     0.47     0.49     0.51           0.06
 .........................................................................................................................
Net realized and
 unrealized gain (loss)
 on investments                 0.09          0.03        (0.10)   (0.04)   (0.32)    0.25     0.33              0
                            --------       -------      -------  -------  -------  -------  -------         ------
 .........................................................................................................................
Total from investment
 operations                     0.51          0.33         0.33     0.42     0.15     0.74     0.84           0.06
                            --------       -------      -------  -------  -------  -------  -------         ------
 .........................................................................................................................
LESS DISTRIBUTIONS FROM
 .........................................................................................................................
Net investment income          (0.42)        (0.30)       (0.43)   (0.46)   (0.47)   (0.49)   (0.51)         (0.06)
 .........................................................................................................................
In excess of net
 investment income                 0             0            0        0    (0.03)       0        0              0
 .........................................................................................................................
Net realized gain on
 investments                       0             0            0        0    (0.02)       0        0              0
                            --------       -------      -------  -------  -------  -------  -------         ------
 .........................................................................................................................
Total distributions            (0.42)        (0.30)       (0.43)   (0.46)   (0.52)   (0.49)   (0.51)         (0.06)
                            --------       -------      -------  -------  -------  -------  -------         ------
 .........................................................................................................................
NET ASSET VALUE END OF
 YEAR                       $  10.19       $ 10.10      $ 10.07  $ 10.17  $ 10.21  $ 10.58  $ 10.33         $10.00
                            --------       -------      -------  -------  -------  -------  -------         ------
 .........................................................................................................................
TOTAL RETURN                    5.11%         3.36%        3.30%    4.20%    1.40%    7.40%    8.56%          0.62%
 .........................................................................................................................
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET
 ASSETS
 Expenses                       0.66%         0.74%(b)     0.70%    0.74%    0.58%    0.40%    0.17%          0.00%(b)
 .........................................................................................................................
 Expenses excluding
  indirectly paid
  expenses                      0.66%         0.73%(b)       --       --       --       --       --             --
 .........................................................................................................................
 Expenses excluding
  waivers and/or
  reimbursements                0.70%         0.86%(b)     0.90%    0.86%    0.83%    0.81%    0.86%          1.40%(b)
 .........................................................................................................................
 Net investment income          4.18%         4.04%(b)     4.27%    4.52%    4.54%    4.73%    4.85%          4.93%(b)
 .........................................................................................................................
PORTFOLIO TURNOVER RATE           78%           34%          29%      80%      32%      37%      57%            --
 .........................................................................................................................
NET ASSETS END OF YEAR
 (THOUSANDS)                $167,905       $32,293      $34,893  $40,581  $53,417  $66,607  $54,470         $4,025
 .........................................................................................................................

(a) The Fund changed its fiscal year end from August 31 to May 31.
(b) Annualized.
(c) On November 18, 1991, the Fund was changed to a diversified municipal bond fund with a fluctuating net asset value per share from a non-diversified money market fund with a stable net asset value per share. The shares out-standing and the related per share data as of August 31, 1991 are restated to reflect both a 1 for 2 reverse share split on October 30, 1991 and a 1 for 5 reverse share split on August 19, 1992. Total return calculated after November 18, 1991 reflects the fluctuation in net asset value per share.

                  See Combined Notes to Financial Statements.

[LOGO APPEARS HERE]
                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                    January 20, 1998
                                                     (Commencement
                                                  of Class Operations)
                                                        through
                                                      May 31, 1998
 CLASS A SHARES

 NET ASSET VALUE BEGINNING OF PERIOD                   $     7.91
                                                       ----------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                                       0.13 (c)
 .........................................................................
 Net realized and unrealized loss on investments            (0.13)
                                                       ----------
 .........................................................................
 Total from investment operations                               0
                                                       ----------
 .........................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME              (0.13)
                                                       ----------
 .........................................................................
 NET ASSET VALUE END OF PERIOD                         $     7.78
                                                       ----------
 .........................................................................
 TOTAL RETURN (B)                                            0.04%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                   0.93%(a)
 .........................................................................
  Expenses excluding indirectly paid expenses                0.93%(a)
 .........................................................................
  Net investment income                                      4.69%(a)
 .........................................................................
 PORTFOLIO TURNOVER RATE                                       77%
 .........................................................................
 NET ASSETS END OF PERIOD (THOUSANDS)                  $1,243,327
 .........................................................................

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.

                  See Combined Notes to Financial Statements.

[LOGO APPEARS HERE]
                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                            Five Months              Year Ended December 31,
                               Ended       ----------------------------------------------
                          May 31, 1998 (a)    1997        1996        1995        1994
CLASS B SHARES

NET ASSET VALUE
 BEGINNING OF PERIOD          $   7.82     $     7.71  $     7.86  $     7.10  $     8.12
                              --------     ----------  ----------  ----------  ----------
 ...........................................................................................
INCOME FROM INVESTMENT
 OPERATIONS
 ...........................................................................................
Net investment income             0.12 (d)       0.38        0.41        0.41        0.37
 ...........................................................................................
Net realized and
 unrealized gain (loss)
 on investments
 and futures contracts           (0.03)          0.23       (0.17)       0.74       (0.96)
                              --------     ----------  ----------  ----------  ----------
 ...........................................................................................
Total from investment
 operations                       0.09           0.61        0.24        1.15       (0.59)
                              --------     ----------  ----------  ----------  ----------
 ..........................................................................................
LESS DISTRIBUTIONS FROM
 ..........................................................................................
Net investment income            (0.13)         (0.40)      (0.39)      (0.39)      (0.37)
 ..........................................................................................
In excess of net
 investment income                   0              0           0           0       (0.06)
 ..........................................................................................
In excess of net
 realized gain on
 investments                         0              0           0           0           0
                              --------     ----------  ----------  ----------  ----------
 ..........................................................................................
Net realized gain on
 investments                         0          (0.10)          0           0           0
 ..........................................................................................
Total distributions              (0.13)         (0.50)      (0.39)      (0.39)      (0.43)
                              --------     ----------  ----------  ----------  ----------
 ..........................................................................................
NET ASSET VALUE END OF
 PERIOD                       $   7.78     $     7.82  $     7.71  $     7.86  $     7.10
                              --------     ----------  ----------  ----------  ----------
 ..........................................................................................
TOTAL RETURN (C)                  1.15%          8.15%       3.15%      16.61%      (7.34%)
 ..........................................................................................
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET
 ASSETS
 Expenses                         1.26%(b)       0.96%       0.87%       0.95%       1.55%
 ..........................................................................................
 Expenses excluding
  indirectly paid
  expenses                        1.25%(b)       0.96%       0.86%       0.94%         --
 ..........................................................................................
 Net investment income            4.32%(b)       4.97%       5.34%       5.41%       4.92%
 ..........................................................................................
PORTFOLIO TURNOVER RATE             77%           126%         69%         56%         84%
 ..........................................................................................
NET ASSETS END OF PERIOD
 (THOUSANDS)                  $124,664     $1,375,730  $1,557,886  $1,204,468  $1,197,727
 ..........................................................................................

                                             Year Ended December 31,
                          ---------------------------------------------------------------------
                             1993        1992        1991        1990          1989      1988
CLASS B SHARES

NET ASSET VALUE
 BEGINNING OF PERIOD      $     8.04  $     8.07  $     7.90  $     8.06     $   8.18  $   8.09
                          ----------  ----------  ----------  ----------     --------  --------
 .................................................................................................
INCOME FROM INVESTMENT
 OPERATIONS
 .................................................................................................
Net investment income           0.39        0.46        0.46        0.52 (d)     0.57      0.55
 .................................................................................................
Net realized and
 unrealized gain (loss)
 on investments and
 futures contracts              0.48        0.12        0.36       (0.01)        0.15      0.30
                          ----------  ----------  ----------  ----------     --------  --------
 .................................................................................................
Total from investment
 operations                     0.87        0.58        0.82        0.51         0.72      0.85
                          ----------  ----------  ----------  ----------     --------  --------
 .................................................................................................
LESS DISTRIBUTIONS FROM
 .................................................................................................
Net investment income          (0.39)      (0.46)      (0.46)      (0.52)       (0.60)    (0.63)
 .................................................................................................
In excess of net
 investment income             (0.06)      (0.04)      (0.07)      (0.03)           0         0
 .................................................................................................
In excess of net
 realized gain on
 investments                   (0.01)          0           0           0            0         0
                          ----------  ----------  ----------  ----------     --------  --------
 .................................................................................................
Net realized gain on
 investments                   (0.33)      (0.11)      (0.12)      (0.12)       (0.24)    (0.13)
 .................................................................................................
Total distributions            (0.79)      (0.61)      (0.65)      (0.67)       (0.84)    (0.76)
                          ----------  ----------  ----------  ----------     --------  --------
 .................................................................................................
NET ASSET VALUE END OF
 PERIOD                   $     8.12  $     8.04  $     8.07  $     7.90     $   8.06  $   8.18
                          ----------  ----------  ----------  ----------     --------  --------
 .................................................................................................
TOTAL RETURN (C)               11.15%       7.55%      10.80%       6.66%        9.11%    10.89%
 .................................................................................................
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET
 ASSETS
 Expenses                       1.66%       1.38%       1.75%       1.18%        1.23%     1.79%
 .................................................................................................
 Expenses excluding
  indirectly paid
  expenses                        --          --          --          --           --        --
 .................................................................................................
 Net investment income          4.72%       5.71%       5.78%       6.54%        6.94%     6.74%
 .................................................................................................
PORTFOLIO TURNOVER RATE           76%         78%         77%         64%          69%       61%
 .................................................................................................
NET ASSETS END OF PERIOD
 (THOUSANDS)              $1,548,503  $1,453,199  $1,146,185  $1,060,826     $901,912  $903,132
 .................................................................................................

(a) The Fund changed in its fiscal year end from December 31 to May 31 during the period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) Calculation based on average shares outstanding.

                  See Combined Notes to Financial Statements.

[LOGO APPEARS HERE]
                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                    January 26, 1998
                                                     (Commencement
                                                  of Class Operations)
                                                        through
                                                      May 31, 1998
 CLASS C SHARES

 NET ASSET VALUE BEGINNING OF PERIOD                     $ 7.85
                                                         ------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                                     0.11 (c)
 .........................................................................
 Net realized and unrealized loss on investments          (0.07)
                                                         ------
 .........................................................................
 Total from investment operations                          0.04
                                                         ------
 .........................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME            (0.11)
 .........................................................................
                                                         ------
 NET ASSET VALUE END OF PERIOD                           $ 7.78
                                                         ------
 .........................................................................
 TOTAL RETURN (B)                                          0.46%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                 1.68%(a)
 .........................................................................
  Expenses excluding indirectly paid expenses              1.68%(a)
 .........................................................................
  Net investment income                                    3.94%(a)
 .........................................................................
 PORTFOLIO TURNOVER RATE                                     77%
 .........................................................................
 NET ASSETS END OF PERIOD (THOUSANDS)                    $7,708
 .........................................................................

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.

                  See Combined Notes to Financial Statements.

[LOGO APPEARS HERE]
                            SCHEDULE OF INVESTMENTS
                                  May 31, 1998

 Principal
   Amount                                                             Value
 LONG-TERM MUNICIPAL OBLIGATIONS - 98.9%
            ALABAMA - 2.8%
            Jefferson County, Alabama,
             Sewer Revenue, Series D:
 $2,000,000 5.75%, 2/1/22, (FGIC)...............................   $  2,115,940
  1,215,000 5.75%, 2/1/27.......................................      1,285,434
                                                                   ------------
                                                                      3,401,374
                                                                   ------------
            ALASKA - 1.7%
  1,000,000 Alaska Housing Finance Corp. Revenue Bond, Series A
             1
             5.30%, 12/1/12, (MBIA).............................      1,022,490
  1,000,000 Valdez, Alaska,
             Marine Terminal Revenue Refunding, Pipeline
             Incorporated Project, Series B
             5.50%, 10/1/28.....................................      1,011,350
                                                                   ------------
                                                                      2,033,840
                                                                   ------------
            ARIZONA - 0.9%
  1,000,000 Creighton, Arizona,
             Elementary School District No. 14 of Maricopa
             County, School Improvements (Project of 1990),
             Series C 1991
            6.50%, 7/1/07, (FGIC)...............................      1,153,450
                                                                   ------------
            CALIFORNIA - 5.5%
  1,000,000 California State, Department of Water Resources,
             Central Valley Project Water Systems, Series Q
            5.375%, 12/1/27, (MBIA).............................      1,016,640
  1,000,000 California State, Public Works Lease, California
             State University Project, Series A
            5.375%, 10/1/17, (AMBAC)............................      1,024,240
  1,000,000 Orange County, California,
             Public Finance Authority
            5.75%, 12/1/10, (AMBAC).............................      1,086,590
  2,000,000 San Francisco, California,
             City & County International Airport, Revenue Bond,
             Second Series Issue 10 A
            5.70%, 5/1/26, (MBIA)...............................      2,087,700
    500,000 San Mateo County, California,
             Joint Powers Finance Authority, Lease Revenue,
             Capital Projects Program, 1993 Series A
            6.50%, 7/1/16, (MBIA)...............................        591,555
  1,000,000 Southern California, Public Power Authority, Mead
             Adelanto Project, Series A
            5.00%, 7/1/17, (AMBAC)..............................        987,840
                                                                   ------------
                                                                      6,794,565
                                                                   ------------
            COLORADO - 1.8%
  1,000,000 Arapahoe County, Colorado,
             Public Highway Authority, Capital Improvements
             Trust Fund Revenue, (E-470 Project)
            6.15%, 8/31/26, (MBIA)..............................      1,111,550
  1,000,000 Colorado, Public Highway Authority,
             (E-470 Project), Senior Series A
            5.75%, 9/1/14.......................................      1,101,520
                                                                   ------------
                                                                      2,213,070
                                                                   ------------

 Principal
   Amount                                                             Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
            DISTRICT OF COLUMBIA - 1.7%
 $2,000,000 District of Columbia, Housing Revenue,
             Carnegie Endowment for International Peace
            5.75%, 11/15/26.....................................   $  2,075,800
                                                                   ------------
            FLORIDA - 2.8%
  1,000,000 Florida State, Board of Education Capital Outlay,
             Series A
            5.00%, 6/1/27.......................................        979,010
  1,250,000 Florida State, Housing Finance Corporation Revenue,
             Homeowner Mortgage, Series 2
            5.35%, 1/1/21, (MBIA)...............................      1,252,062
  1,000,000 Orange County, Florida,
             Health Facilities Authority Revenue, Orlando
             Regional Healthcare Systems, Series 1996C
            6.25%, 10/1/16, (MBIA)..............................      1,155,020
                                                                   ------------
                                                                      3,386,092
                                                                   ------------
            GEORGIA - 2.7%
  1,000,000 Cherokee County, Georgia,
             Water & Sewer Revenue, Franciscan Health
             Partnership
            5.00%, 8/1/27, (FGIC)...............................        974,460
  2,000,000 Georgia State, Municipal Electric Authority, Power
             Revenue, Special Obligation Bond, Series Y
            6.50%, 1/1/17, (MBIA)...............................      2,364,340
                                                                   ------------
                                                                      3,338,800
                                                                   ------------
            HAWAII - 0.9%
  1,000,000 Hawaii State, Airport System Revenue, Second Series
             of 1990
            7.50%, 7/1/20, (FGIC)...............................      1,077,970
                                                                   ------------
            IDAHO - 0.6%
    760,000 Idaho State, Housing Agency, Single Family Mortgage,
             Mezzanine,
             Series C-1
            6.30%, 7/1/11.......................................        806,862
                                                                   ------------
            ILLINOIS - 15.0%
  2,150,000 City of Chicago, Illinois,
             General Obligation, Series 1995
            6.125%, 1/1/16, (AMBAC).............................      2,360,163
  3,005,000 City of Chicago, Illinois,
             Water Refunding Revenue,
             Series 1993
            6.50%, 11/1/15, (FGIC)..............................      3,559,993
            Illinois State, Development Finance Authority
             Pollution Control Refunding Revenue, (Commonwealth
             Edison Co. Project):
  2,000,000 Series 1991
            7.25%, 6/1/11, (MBIA)...............................      2,186,820
  3,000,000 Series 1994D
            6.75%, 3/1/15, (AMBAC)..............................      3,382,950
  1,500,000 Illinois State, Health Facilities Authority Revenue,
             Loyola University Health Systems, Series A
            6.00%, 7/1/13, (MBIA)...............................      1,679,580

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS(continued)
                                  May 31, 1998

 Principal
   Amount                                                             Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
            ILLINOIS - CONTINUED
 $1,750,000 Illinois State, Health Facilities Authority, Health
             Facilities Refunding Revenue, Series 1992AA
            6.50%, 6/1/12, (MBIA)...............................   $  2,048,865
  1,000,000 Illinois State, Regional Transportation Authority
             Revenue
            6.00%, 6/1/15.......................................      1,124,690
  1,000,000 Illinois State, Sales Tax Revenue
            5.50%, 6/15/20......................................      1,016,400
  1,000,000 Illinois State, Metropolitan Pier & Exposition
             Authority, Dedicated State Tax Revenue, McCormick
             Plantation Expansion, Series A
            5.25%, 6/15/27......................................        994,070
                                                                   ------------
                                                                     18,353,531
                                                                   ------------
            INDIANA - 3.4%
  1,500,000 Indiana State, Middle School Building Corp.,
             Lawrence Township of Marion County, First Mortgage
             Bond
            6.875%, 7/5/11, (MBIA)..............................      1,820,475
  1,000,000 Indiana State, Municipal Power Agency, Power Supply
             System, 1993 Series B
            6.00%, 1/1/13, (MBIA)...............................      1,127,050
  1,000,000 Indiana State, Transportation Finance Authority,
             Highway Revenue,
             Series 1992A
            6.80%, 12/1/16, (MBIA)..............................      1,213,190
                                                                   ------------
                                                                      4,160,715
                                                                   ------------
            MAINE - 1.0%
  1,000,000 Maine State, Turnpike Authority, Turnpike Revenue,
             Series 1994
            7.125%, 7/1/08, (MBIA)..............................      1,205,250
                                                                   ------------
            MASSACHUSETTS - 5.9%
  1,000,000 Massachusetts State, General Obligation, Series A
            6.50%, 11/1/14, (AMBAC).............................      1,187,800
    500,000 Massachusetts State, Housing Finance Agency, Housing
             Project Revenue, Series A
            6.15%, 10/1/15, (AMBAC).............................        527,000
  1,000,000 Massachusetts State, Industrial Finance Agency,
             Parking Facilities, Avon Associates LLC, Series A
            5.375%, 4/1/20, (MBIA)..............................      1,007,030
            Massachusetts State, Port Authority Revenue, Series
             A:
  2,000,000 5.00%, 7/1/27.......................................      1,937,340
    500,000 5.75%, 7/1/12.......................................        550,910
  2,000,000 University of Massachusetts, Building Authority
             Revenue, Series A
            5.50%, 5/1/15, (MBIA)...............................      2,077,020
                                                                   ------------
                                                                      7,287,100
                                                                   ------------
            MICHIGAN - 3.1%
  2,500,000 Detroit, Michigan,
             Water Supply Systems Revenue, Senior Lien, Series A
            6.00%, 7/1/14, (MBIA)...............................      2,815,475

 Principal
   Amount                                                             Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
            MICHIGAN - CONTINUED
 $1,000,000 Michigan State, Hospital Finance Authority Revenue,
             Henry Ford Health, Series A
            5.25%, 11/15/25.....................................   $    995,650
                                                                   ------------
                                                                      3,811,125
                                                                   ------------
            MINNESOTA - 0.4%
    475,000 Minnesota, Housing Finance Agency, Single Family
             Mortgage, Series H
            6.70%, 1/1/18.......................................        509,328
                                                                   ------------
            MISSOURI - 1.0%
  1,100,000 Sikeston, Missouri,
             Electricity Revenue
            6.00%, 6/1/13, (MBIA)...............................      1,245,090
                                                                   ------------
            NEBRASKA - 1.6%
  2,000,000 Nebraska, Investment Finance Authority, Single
             Family Housing Revenue, Series F
            5.60%, 9/1/20, (GNMA)...............................      2,004,620
                                                                   ------------
            NEVADA - 0.8%
  1,000,000 Clark County, Nevada,
             School District, Building and Renovations, Series B
            5.25%, 6/15/17, (FGIC)..............................      1,010,080
                                                                   ------------
            NEW MEXICO - 2.3%
    500,000 City of Albuquerque, New Mexico,
             Airport Revenue, Series 1995 A
            6.35%, 7/1/07, (AMBAC)..............................        542,590
  2,100,000 Farmington, New Mexico,
             Pollution Control Revenue, Public Service Company
             of San Juan,
             Series C
            5.70%, 12/1/16, (AMBAC).............................      2,225,349
                                                                   ------------
                                                                      2,767,939
                                                                   ------------
            NEW YORK - 10.4%
            Long Island, New York,
             Power Authority, Electric Systems Revenue, Series
             A:
  1,000,000 5.50%, 12/1/29......................................      1,010,050
  2,500,000 5.75%, 12/1/24......................................      2,621,175
            New York & New Jersey,
             Port Authority:
    500,000 97th Series
            6.50%, 7/15/19, (FGIC)..............................        544,260
  1,000,000 104th Series
            5.20%, 7/15/21, (AMBAC).............................        995,940
            New York City, Municipal Water Finance Authority,
             Series B:
  1,000,000 5.50%, 6/15/27, (MBIA)..............................      1,031,110
  2,000,000 5.75%, 6/15/29, (MBIA)..............................      2,093,140
    700,000 New York City, Municipal Water Finance Authority,
             Water & Sewer Systems Revenue
            5.75%, 6/15/26, (MBIA)..............................        737,282
  1,500,000 New York State, Housing Finance Agency Revenue,
             Series 1994 B
            6.35%, 8/15/23, (AMBAC).............................      1,618,875

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS(continued)
                                  May 31, 1998

 Principal
   Amount                                                             Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
            NEW YORK - CONTINUED
 $1,000,000 New York State, Local Government Assistance
             Corporation
            5.50%, 4/1/21.......................................   $  1,018,160
  1,000,000 New York State, Mortgage Agency Revenue, Homeowner
             Mortgage, Series 70
            5.375%, 10/1/17.....................................      1,005,540
                                                                   ------------
                                                                     12,675,532
                                                                   ------------
            NORTH DAKOTA - 2.7%
  3,000,000 Mercer County, North Dakota,
             Pollution Control Revenue, (Basin Electric Power,
             Cooperative-Antelope Valley) Second Series
            6.05%, 1/1/19, (AMBAC)..............................      3,253,440
                                                                   ------------
            OHIO - 1.5%
  1,000,000 Ohio State, Board of Education, Kings Local School
             District, City of Warren, School Improvements,
             Series 1995
            7.50%, 12/1/16, (FGIC)..............................      1,306,000
    455,000 Ohio State, Housing Finance Agency, Residential
             Mortgage Revenue, 1995 Series A-2
            6.625%, 3/1/26, (GNMA)..............................        487,856
                                                                   ------------
                                                                      1,793,856
                                                                   ------------
            PENNSYLVANIA - 0.9%
  1,000,000 York County, Pennsylvania,
             Solid Waste And Refuse Authority, Solid Waste
             Systems Revenue
            5.50%, 12/1/12, (FGIC)..............................      1,079,070
                                                                   ------------
            SOUTH CAROLINA - 3.9%
  2,300,000 Greenville, South Carolina,
             Hospital Systems, Hospital Facilities Revenue,
             Series A
            5.75%, 5/1/14.......................................      2,418,841
  2,150,000 South Carolina State, Port Authority Revenue, Series
             1991
            6.625%, 7/1/11, (AMBAC).............................      2,317,098
                                                                   ------------
                                                                      4,735,939
                                                                   ------------
            TENNESSEE - 2.7%
  1,200,000 Bristol, Tennessee,
             Health & Educational Facility, Bristol Memorial
             Hospital, Series 1993
            6.75%, 9/1/07, (FGIC)...............................      1,398,492
  1,700,000 Knox County, Tennessee,
             Health, Educational & Housing Facility Board,
             Hospital Facility Revenue, (Fort Sanders Alliance),
             Series 1993
            6.25%, 1/1/13, (MBIA)...............................      1,954,439
                                                                   ------------
                                                                      3,352,931
                                                                   ------------
            TEXAS - 3.7%
  1,500,000 City of Austin, Texas,
             Airport System Revenue, Prior Lien, Series 1995A
            6.125%, 11/15/25, (MBIA)............................      1,616,565
  1,000,000 City of Houston, Texas,
             Water Conveyance System Contract, COP, Series 1993
             H
            7.50%, 12/15/14, (AMBAC)............................      1,296,390

 Principal
   Amount                                                             Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
            TEXAS - CONTINUED
 $1,500,000 Hays, Texas,
             Consolidated Independent School District
            5.875%, 8/15/22.....................................   $  1,611,285
                                                                   ------------
                                                                      4,524,240
                                                                   ------------
            UTAH - 0.9%
  1,000,000 Salt Lake City, Utah,
             Salt Lake County Airport Revenue, Series 1993A
            6.00%, 12/1/12, (FGIC)..............................      1,076,890
                                                                   ------------
            VIRGINIA - 1.9%
  2,000,000 Hanover County, Virginia,
             Industrial Development Authority, Memorial Regional
             Medical Center Project, Series 1995
            6.375%, 8/15/18, (MBIA).............................      2,345,960
                                                                   ------------
            WASHINGTON - 3.1%
  2,500,000 City of Tacoma, Washington,
             Electric Systems Refunding Revenue, Series 1994
            6.25%, 1/1/15, (FGIC)...............................      2,737,325
  1,000,000 Seattle, Washington,
             Port Revenue, Series A
            5.50%, 10/1/22, (FGIC)..............................      1,031,760
                                                                   ------------
                                                                      3,769,085
                                                                   ------------
            WEST VIRGINIA - 0.4%
    500,000 West Virginia State, Housing Development, Series A
            6.05%, 5/1/27.......................................        530,120
                                                                   ------------
            WISCONSIN - 9.0%
  4,500,000 City of Superior, Wisconsin,
             Limited Obligation Refunding Revenue, Midwest
             Energy Resource Co. Project, Series E-1991
            6.90%, 8/1/21, (FGIC)...............................      5,594,085
  1,000,000 Wisconsin State, Health and Educational Facilities,
             Children's Hospital of Wisconsin Incorporated
            5.00%, 2/15/18, (AMBAC).............................        974,240
  1,000,000 Wisconsin State, Transportation Revenue, Series B
            5.50%, 7/1/22.......................................      1,009,770
  2,000,000 Wisconsin, Health & Educational Facilities Authority
             Revenue, Wausau Hospitals Inc., Series 1991B
            6.625%, 8/15/11, (AMBAC)............................      2,167,240
  1,250,000 Wisconsin, Housing Economic Development, Series B
            5.60%, 3/1/28.......................................      1,263,137
                                                                   ------------
                                                                     11,008,472
                                                                   ------------
            PUERTO RICO - 1.9%
  1,000,000 Commonwealth of Puerto Rico,
             General Obligation
            6.50%, 7/1/10, (MBIA)...............................      1,180,760
    500,000 Puerto Rico, Electic Power Authority, Power
             Refunding Revenue, Series Y
            6.50%, 7/1/06, (MBIA)...............................        572,990

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS(continued)
                                  May 31, 1998

 Principal
   Amount                                                             Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
            PUERTO RICO - CONTINUED
 $  495,000 Puerto Rico, Housing, Bank & Finance Agency, Single
             Family Mortgage Revenue
            6.10%, 10/1/15,
            (GNMA, FNMA & FHLMC)................................   $    521,547
                                                                   ------------
                                                                      2,275,297
                                                                   ------------
            Total Long-Term Municipal Obligations (cost
             $114,223,657)......................................    121,057,433
                                                                   ------------

SUMMARY OF ABBREVIATIONS:
AMBAC Insured by American Municipal Bond Assurance Corporation
COP  Certificate of Participation
FGIC Insured by Federal Guaranty Insurance Company
FHLMC Insured by Federal Home Loan Mortgage Corporation
FNMA Insured by Federal National Mortgage Association
GNMA Insured by Government National Mortgage Association
MBIA Insured by Municipal Bond Investors Assurance


   Shares                                                              Value
 MUTUAL FUND SHARES - 0.1% (COST $80,229)
     80,229 Federated Municipal Obligations Fund.................   $     80,229
                                                                    ------------
                    TOTAL INVESTMENTS -
                     (COST $114,303,886)..................  99.0%    121,137,662
                    OTHER ASSETS AND
                     LIABILITIES - NET....................   1.0       1,186,481
                                                           -----    ------------
                    NET ASSETS - ......................... 100.0%   $122,324,143
                                                           =====    ============


                  See Combined Notes to Financial Statements

[LOGO APPEARS HERE]
                            SCHEDULE OF INVESTMENTS
                                  May 31, 1998

  Principal
   Amount                                                             Value
 LONG-TERM MUNICIPAL OBLIGATIONS - 94.7%
             ALABAMA - 3.9%
 $ 7,000,000 Huntsville, Alabama,
              Warrants, Series A
             4.50%, 12/1/00 (a).................................   $  7,006,580
                                                                   ------------
             ARIZONA - 4.8%
   2,000,000 Arizona State, Transportation Board, Excise Tax
              Revenue,
              Maricopa County Regional Area Road Fund,
              Subordinated Lien
             6.80%, 7/1/98, (MBIA)..............................      2,005,100
   5,000,000 Arizona State, Transportation Board, Highway
              Revenue
             6.70%, 7/1/98......................................      5,012,450
   1,600,000 Pima County, Arizona,
              General Obligation, Series 1992
             6.55%, 7/1/01......................................      1,717,376
                                                                   ------------
                                                                      8,734,926
                                                                   ------------
             CALIFORNIA - 7.2%
             California State, General Obligation:
   5,000,000 6.35%, 11/1/04, (FGIC).............................      5,608,400
     900,000 7.00%, 8/1/02, (FGIC)..............................        999,090
   5,080,000 Sacramento, California,
              School Insurance Authority Revenue, Liability
              Program,
              Series D
             5.70%, 6/1/03......................................      5,272,481
   1,025,000 Stockton, California,
              Health Facilities Revenue, Series A
             5.00%, 12/1/01.....................................      1,047,345
                                                                   ------------
                                                                     12,927,316
                                                                   ------------
             COLORADO - 6.1%
  16,520,000 Arapahoe County, Colorado,
              Capital Improvement Highway,
              (Eff. Yield 4.69%) (b)
             0.00%, 8/31/11.....................................      7,933,069
     140,000 Colorado State, Student Obligation Board Authority,
              Student Loan Revenue, Series B
             6.125%, 12/1/98....................................        141,334
   1,500,000 Denver, Colorado,
              City and County Airport Revenue, Series C
             6.35%, 11/15/01....................................      1,597,875
   1,300,000 Weld County, Colorado,
              Industrial Development Revenue, Monfort Inc.
             6.75%, 12/15/01....................................      1,395,693
                                                                   ------------
                                                                     11,067,971
                                                                   ------------
             DISTRICT OF COLUMBIA - 3.5%
   6,000,000 District of Columbia,
              General Obligation, Series A
             5.75%, 6/1/03, (MBIA)..............................      6,374,160
                                                                   ------------
             FLORIDA - 19.8%
   3,700,000 Broward County, Florida
              Resource Recovery Revenue, Wheelabrator
              Technologies,
             7.95%, 12/1/08.....................................      3,983,642

  Principal
   Amount                                                             Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             FLORIDA - CONTINUED
 $ 1,000,000 Dade County, Florida,
              School District
             7.00%, 7/1/98......................................   $  1,002,700
             Florida Health Care Facilities Revenue, Halifax
              Hospital Medical Center,
              Series A:
   1,080,000 4.40%, 4/1/04......................................      1,074,017
   1,240,000 4.50%, 4/1/05......................................      1,232,721
   1,300,000 4.50%, 4/1/06......................................      1,283,035
             Florida State, Board of Education, Capital Outlay:
   3,000,000 6.75%, 6/1/00......................................      3,165,780
   4,000,000 Public Education, Series B
             5.30%, 6/1/98......................................      4,000,320
   1,000,000 Florida State, Board of Regents, University Systems
              Improvements Revenue
             5.90%, 7/1/98, (AMBAC).............................      1,001,770
   3,000,000 Florida State, Turnpike Authority, Turnpike
              Revenue, Series A
             9.50%, 7/1/98, (AMBAC).............................      3,014,670
   4,600,000 Jacksonville, Florida,
              Industrial Development Revenue Refunding, TTX
              Company Project
             5.40%, 3/1/01......................................      4,755,572
             Leon County, Florida,
              Educational Facilities Authority, Southgate, ETM:
     680,000 9.00%, 9/1/99......................................        723,228
     740,000 9.00%, 9/1/00......................................        820,201
     810,000 9.00%, 9/1/01......................................        931,856
     880,000 9.00%, 9/1/02......................................      1,046,725
     960,000 9.00%, 9/1/03......................................      1,177,728
   3,675,000 Orange County, Florida,
              Health Facilities Authority Revenue, Series 3
             5.20%, 10/1/04.....................................      3,875,361
   1,550,000 Palm Beach County, Florida,
              Solid Waste Authority Revenue, Refunding and
              Improvements
             5.50%, 12/1/02, (MBIA).............................      1,641,714
   1,000,000 Sarasota, Florida, General Obligation
             6.85%, 8/1/00......................................      1,059,690
                                                                   ------------
                                                                     35,790,730
                                                                   ------------
             ILLINOIS - 3.8%
   1,000,000 Central Lake County, Illinois,
              Joint Action Water Agency, Interim Water Revenue,
              Series A
             7.00%, 5/1/19, (AMBAC).............................      1,074,630
             Illinois State, Development Finance Authority
              Revenue:
   2,765,000 5.00%, 7/1/06......................................      2,744,926
   1,000,000 Refunding Community Rehab Providers, Series A
             5.35%, 7/1/00......................................      1,023,330
   2,000,000 Illinois State, Sales Tax Revenue, Series I
             6.95%, 6/15/98.....................................      2,002,640
                                                                   ------------
                                                                      6,845,526
                                                                   ------------

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS(continued)
                                  May 31, 1998

  Principal
   Amount                                                             Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             MAINE - 1.7%
 $ 3,000,000 Baileyville, Maine,
              Pollution Control Revenue, Georgia-Pacific
              Corporation Project
             4.75%, 6/1/05......................................   $  3,017,760
                                                                   ------------
             MASSACHUSETTS - 2.8%
   1,000,000 Massachusetts State, Health and Educational
              Facilities Revenue
             4.55%, 1/1/21......................................      1,012,340
             Massachusetts State, Industrial Development
              Revenue:
     420,000 Series 1986G
             5.30%, 12/1/06.....................................        426,812
     520,000 Series 1986I
             5.30%, 12/1/06.....................................        528,435
     910,000 Series 1996A
             5.35%, 11/1/07.....................................        946,591
   1,085,000 Series 1996B
             5.35%, 11/1/07.....................................      1,128,628
   1,000,000 New England Education Loan Marketing Corp., Student
              Loan Revenue, Series 1993B
             5.40%, 6/1/00......................................      1,021,690
                                                                   ------------
                                                                      5,064,496
                                                                   ------------
             MINNESOTA - 0.6%
   1,015,000 City of Minneapolis, Minnesota, Housing and
              Redevelopment Authority of the City of St. Paul,
              Single Family Mortgage,
              Series 1996A
             5.125%, 6/1/32.....................................      1,017,659
                                                                   ------------
             MISSOURI - 0.4%
     710,000 North Kansas City, Missouri,
              School District, General Obligation, Direct
              Deposit Program, Series 1996
             6.70%, 3/1/00......................................        742,994
                                                                   ------------
             NEBRASKA - 0.6%
   1,000,000 Nebraska Higher Education Loan Program, Student
              Loan Revenue, Senior Subordinated Lien, Series A
             6.65%, 6/1/08 (MBIA)...............................      1,123,630
                                                                   ------------
             NEW JERSEY - 6.7%
             New Jersey State Economic Development Authority:
              First Mortgage, Franciscan Oaks Project:
   1,545,000 5.20%, 10/1/04.....................................      1,580,025
     825,000 5.40%, 10/1/06.....................................        848,356
   1,075,000 5.50%, 10/1/07.....................................      1,112,206
             Refunding First Mortgage,
             Keswick Pines:
     100,000 4.50%, 1/1/99......................................        100,174
     480,000 4.70%, 1/1/00......................................        481,363
     175,000 4.85%, 1/1/01......................................        175,922
     805,000 5.00%, 1/1/02......................................        811,271
     845,000 5.10%, 1/1/03......................................        854,253
     465,000 5.15%, 1/1/04......................................        471,054
     500,000 5.25%, 1/1/05......................................        507,480

  Principal
   Amount                                                             Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             NEW JERSEY - CONTINUED
             New Jersey State Economic Development Authority -
               continued:
              Refunding First Mortgage,
              Keswick Pines - continued:
 $   975,000 5.35%, 1/1/06......................................   $    991,360
     925,000 5.45%, 1/1/07......................................        945,304
   3,000,000 New Jersey State Turnpike Authority, Turnpike
              Revenue, Series C
             6.50%, 1/1/06......................................      3,191,850
                                                                   ------------
                                                                     12,070,618
                                                                   ------------
             NEW MEXICO - 3.8%
   6,680,000 Alamogordo, New Mexico,
              Hospital Revenue, Gerald Champion Memorial
              Hospital Project
             5.00%, 1/1/08......................................      6,771,182
                                                                   ------------
             NEW YORK - 3.2%
             New York, New York:
     145,000 Prerefunded, ETM, Series L
             5.25%, 8/1/00......................................        148,992
     855,000 Unrefunded Balance, Series L
             5.25%, 8/1/00......................................        874,827
   1,450,000 New York, New York,
              General Obligation, Series L
             5.00%, 8/1/01......................................      1,483,162
   2,000,000 New York, New York,
              Industrial Development Agency, Special Facility,
              Terminal One Group Association Project
             6.00%, 1/1/07......................................      2,162,380
             New York State, Power Authority Revenue, General
              Purpose Bonds:
      80,000 Prerefunded, ETM, Series Z
             5.85%, 1/1/00......................................         82,366
     920,000 Unrefunded Balance, Series Z
             5.85%, 1/1/00......................................        947,204
                                                                   ------------
                                                                      5,698,931
                                                                   ------------
             OHIO - 0.5%
     940,000 Cincinnati, Ohio,
              The Student Loan Funding Corp., Student Loan
              Revenue,
              Series 1993A
             5.50%, 12/1/01.....................................        975,720
                                                                   ------------
             OKLAHOMA - 2.5%
   4,450,000 Oklahoma State, Housing Development Authority
              Revenue, Lease Purchase Program, Series A
             4.75%, 12/1/02.....................................      4,455,340
                                                                   ------------
             PENNSYLVANIA - 2.1%
   1,000,000 Lancaster County, Pennsylvania,
              Hospital Authority Revenue (The Lancaster General
              Hospital Project), Series 1992
             5.60%, 7/1/00, (AMBAC).............................      1,032,330
   1,950,000 Philadelphia, Pennsylvania,
              Water and Sewer Revenue,
              16th Series
             7.50%, 8/1/10......................................      2,183,201

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS(continued)
                                  May 31, 1998

 Principal
   Amount                                                              Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
            PENNSYLVANIA - CONTINUED
 $  500,000 State of Pennsylvania,
             General Obligation, Series 1971
            6.00%, 12/15/98......................................   $   502,080
                                                                    -----------
                                                                      3,717,611
                                                                    -----------
            SOUTH DAKOTA - 0.6%
  1,000,000 South Dakota State, Housing Development,
             Homeownership Mortgage, Series J
            4.60%, 5/1/02, (FNMA)................................     1,008,970
                                                                    -----------
            TEXAS - 4.1%
  1,000,000 Austin, Texas,
             Utility Systems Revenue, Series A
            9.50%, 5/15/15.......................................     1,103,620
  2,500,000 Houston, Texas,
             Airport Systems Revenue, Subordinated Lien, Series A
            6.75%, 7/1/08........................................     2,707,750
  1,315,000 North Texas, Health Facilities Development Corp.,
             Limited Regional Health Care Systems Incorporated
             Project
            4.40%, 9/1/01........................................     1,326,835
  1,185,000 Texas State, Department of Housing and Community
             Affairs, Single Family Mortgage Revenue,
             Series 1996E
            4.45%, 3/1/99, (MBIA)................................     1,189,408
  1,000,000 Victoria County, Texas,
             Hospital Revenue, Citizens
             Medical Center
            5.50%, 1/1/01........................................     1,034,260
                                                                    -----------
                                                                      7,361,873
                                                                    -----------
            UTAH - 6.3%
  3,000,000 Utah State, Board of Regents, Student Loan, Series F
            7.05%, 11/1/03.......................................     3,220,110
            Utah State, Intermountain Power Agency:
  2,500,000 Power Supply, Series C
            6.00%, 7/1/00, (MBIA)................................     2,600,150
  5,000,000 Special Obligation, Series B
            6.50%, 7/1/04, (MBIA)................................     5,592,050
                                                                    -----------
                                                                     11,412,310
                                                                    -----------

  Principal
   Amount                                                             Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             VERMONT - 2.7%
 $ 4,385,000 Vermont State, General Obligation
             6.00%, 12/1/06, (AMBAC)............................   $  4,891,511
                                                                   ------------
             WASHINGTON - 2.5%
   2,950,000 Washington State, General Obligation Revenue, Motor
              Vehicle Fuel Tax, Series R-92D
             5.60%, 9/1/01......................................      3,090,715
   1,360,000 Washington State, Public Power Supply, Series B
             5.00%, 7/1/01......................................      1,390,369
                                                                   ------------
                                                                      4,481,084
                                                                   ------------
             WEST VIRGINIA - 1.9%
   3,500,000 Pleasants County, West Virginia, Pollution Control
              Revenue, County Commission Monongahela Power,
              Series D
             4.70%, 11/1/07.....................................      3,511,515
                                                                   ------------
             WISCONSIN - 0.6%
   1,000,000 Milwaukee, Wisconsin,
              Metropolitan Sewage District General Obligation,
              Series 1989A
             7.00%, 9/1/01......................................      1,089,050
                                                                   ------------
             U.S. VIRGIN ISLANDS - 2.0%
   3,500,000 Virgin Islands, Public Finance Authority, Series C
             5.00%, 10/1/03.....................................      3,572,030
                                                                   ------------
             Total Long-Term Municipal Obligations (cost
              $167,688,783).....................................    170,731,493
                                                                   ------------

   Shares
 MUTUAL FUND SHARES - 0.9% (COST $1,595,000)
   1,595,000 Federated Municipal Obligations Fund ...............      1,595,000
                                                                    ------------
             TOTAL INVESTMENTS -
              (COST $169,283,783).........................    95.6%  172,326,493
             OTHER ASSETS AND LIABILITIES - NET...........     4.4     7,937,147
                                                             -----  ------------
             NET ASSETS - ................................   100.0% $180,263,640
                                                             =====  ============

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Effective yield (calculated at date of purchase) is the annual yield at which the bond accretes until its maturity date.

SUMMARY OF ABBREVIATIONS:
AMBAC Insured by American Municipal Bond Assurance Corporation
ETM  Escrowed to Maturity
FGIC Insured by Federal Guaranty Insurance Company
FNMA Insured by Federal National Mortgage Association
MBIA Insured by Municipal Bond Investors Assurance Corporation

                  See Combined Notes to Financial Statements

[LOGO APPEARS HERE]
                            SCHEDULE OF INVESTMENTS
                                  May 31, 1998

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - 100.8%
             ALABAMA - 2.3%
 $ 2,035,000 Alabama State Agricultural
              and Mechanic University
              6.50%, 11/1/25, (MBIA)..........................   $    2,299,143
             Alabama State Housing Finance Authority:
     215,000 Single Family Revenue
             10.75%, 6/1/13...................................          231,469
   2,035,000 Collateralized Home Mortgage,
             Series D1
             6.00%, 10/1/16...................................        2,165,057
     655,000 Birmingham, Alabama,
              Airport Authority, Airport Revenue
             5.625%, 7/1/26, (MBIA)...........................          680,984
   3,895,000 Jefferson County, Alabama,
              Board of Education, Capital Outlay, Series A
             5.80%, 2/15/20, (FSA)............................        4,132,283
  20,000,000 Jefferson County, Alabama,
              Sewer Revenue, Series D
             5.75%, 2/1/27, (FGIC)............................       21,176,800
   1,700,000 Mobile, Alabama,
              Industrial Development Board, Solid Waste
              Disposal Revenue, Mobile Energy Service Company
              Project
             6.95%, 1/1/20....................................        1,105,000
                                                                 --------------
                                                                     31,790,736
                                                                 --------------
             ALASKA - 2.4%
  15,000,000 Alaska State Energy Authority, Utilities Revenue,
              Linked Bulls/Bears Floaters
             6.60%, 7/1/15, (FGIC) (c)........................       17,544,300
             Alaska State Housing Finance Corporation,
              Collateralized Home Mortgage:
      95,000 8.75%, 12/1/16...................................           97,602
     130,000 Series A
             8.00%, 12/1/13...................................          130,000
  15,000,000 Valdez, Alaska,
              Marine Terminal Revenue, Pipeline Incorporated
              Project,
             Series C
             5.65%, 12/1/28...................................       15,367,650
                                                                 --------------
                                                                     33,139,552
                                                                 --------------
             ARIZONA - 1.3%
     850,000 Chandler, Arizona,
              Water and Sewer Revenue
             6.75%, 7/1/06, (FGIC)............................          915,833
             Maricopa County, Arizona, Elementary School
              District:
   2,000,000 #008, Osborn Refunding
             7.50%, 7/1/07, (MBIA)............................        2,445,520
   3,750,000 #068, Series A
             6.75%, 7/1/14, (AMBAC)...........................        4,263,863
   6,000,000 #069
             8.125%, 1/1/10...................................        7,899,720
     370,000 Pima County, Arizona,
              Industrial Development Authority, Health Care
              Corporation Revenue
             8.00%, 7/1/13, (MBIA)............................          378,606

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             ARIZONA - CONTINUED
 $ 2,030,000 Pima County, Arizona,
              Unified School District #001, Tuscon Refunding
             7.50%, 7/1/03, (FGIC)............................   $    2,328,836
                                                                 --------------
                                                                     18,232,378
                                                                 --------------
             ARKANSAS - 0.1%
   1,535,000 Arkansas State Development Finance Authority,
              Single Family Mortgage Revenue
             8.00%, 8/15/11...................................        1,653,594
                                                                 --------------
             CALIFORNIA - 6.2%
     600,000 Anaheim, California,
              Public Financing Authority, Lease Revenue,
              Public Improvements Project, Series C
             6.00%, 9/1/16, (FSA).............................          675,858
             California State Housing
              Finance Agency Revenue:
   1,990,000 Home Mortgage, Series H
             6.25%, 8/1/27....................................        2,133,519
   7,000,000 Multifamily Housing, Series B
             5.40%, 8/1/18, (MBIA)............................        7,024,710
             California State Public Works Board, Lease
              Revenue:
             California State University
             Projects, Series A:
   8,775,000 5.50%, 10/1/14...................................        9,128,282
  10,000,000 5.50%, 10/1/15...................................       10,361,700
   5,000,000 California State University Trustees,
             Series A
             5.25%, 10/1/16...................................        5,070,500
   9,195,000 Community College Projects,
             Series B
             5.625%, 3/1/16, (AMBAC)..........................        9,643,440
   3,700,000 Correctional State Prison,
             Series E
             5.50%, 6/1/15....................................        3,914,230
   2,500,000 California State, General Obligation, Series BH
              5.50%, 12/1/18..................................        2,537,625
   4,000,000 California Statewide Communities Development
              Authority Revenue, Irvine Apartments
              5.25%, 5/15/25..................................        3,996,800
     200,000 Los Angeles County, California,
              Public Works Financing Authority, Lease Revenue,
              Multiple Capital Facilities Project, Series B
              5.125%, 12/1/17, (AMBAC)........................          200,698
   1,090,000 Lucia Mar, California,
              Unified School District, Capital Appreciation,
              Series A
              (Eff. Yield 5.35%) (b)
              0.00%, 8/1/10, (FGIC)...........................          614,498
   2,750,000 Palm Desert, California,
              Financing Authority, Tax
              Allocation Revenue,
              Project Area #1
              5.625%, 4/1/23, (MBIA)..........................        2,856,040

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS (continued)
                                  May 31, 1998

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             CALIFORNIA - CONTINUED
 $   550,000 Poway, California,
              Community Facilities District, Special Tax,
              Parkway Business Center
              6.75%, 8/15/15..................................   $      599,528
             Riverside County, California,
              Asset Leasing Corporation,
              Leasehold Revenue, Riverside
              County Hospital Project:
   1,750,000 (Eff. Yield 5.80%) (b)
             0.00%, 6/1/15, (MBIA)............................          732,848
   1,395,000 (Eff. Yield 5.85%) (b)
             0.00%, 6/1/16, (MBIA)............................          550,160
   3,765,000 San Francisco, California,
              International Airport Revenue, Series Issue 10-A
              5.70%, 5/1/26...................................        3,907,392
   5,700,000 San Joaquin Hills, California,
              Transportation Authority, Toll Revenue, Capital
              Appreciation, Series A (Eff. Yield 5.43%) (b)
              0.00%, 1/15/15..................................        2,453,451
   4,555,000 San Mateo County, California,
              Transportation District, Series A 5.75%, 6/1/18,
              (MBIA)..........................................        4,977,977
   1,295,000 Santa Maria, California,
              Water and Waste Water Revenue, Capital
              Appreciation, Subordinated Series A (Eff. Yield
              5.45%) (b)
              0.00%, 8/1/12...................................          644,547
             Southern California Public
              Power Authority:
   3,000,000  Power Project Revenue, Mead Adelanto Project,
              Series A
              5.00%, 7/1/17, (AMBAC)..........................        2,970,630
  10,000,000 Transmission Project Revenue,
              (Eff. Yield 5.93%) (b)
             0.00%, 7/1/15, (FGIC)............................        4,304,300
             Victor Valley, California,
              Joint Unified High School District, Capital
              Appreciation:
   2,635,000 (Eff. Yield 6.20%) (b)
             0.00%, 9/1/10, (MBIA)............................        1,479,711
   3,780,000 (Eff. Yield 6.25%) (b)
             0.00%, 9/1/11, (MBIA)............................        1,999,015
   4,450,000 (Eff. Yield 6.35%) (b)
             0.00%, 9/1/13, (MBIA)............................        2,081,131
                                                                 --------------
                                                                     84,858,590
                                                                 --------------
             COLORADO - 6.6%
   4,000,000 Araphoe County, Colorado,
              Single Family Mortgage Revenue, Capital
              Appreciation, Series A
              (Eff. Yield 6.00%) (b)
             0.00%, 9/1/10....................................        2,205,920
   1,880,000 Colorado State Health
              Facilities Authority Revenue, Sisters Charity
              Health Care,
              Series A
             6.25%, 5/15/09, (MBIA)...........................        2,142,091

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             COLORADO - CONTINUED
 $ 2,275,000 Colorado State Housing
              Finance Authority Revenue,
              Series A-2
             6.60%, 5/1/28....................................   $    2,528,207
             Colorado State, East 470
              Public Highway Authority Revenue, Capital
              Appreciation:
   2,000,000 Senior Series A
             5.75%, 9/1/14....................................        2,202,820
   4,000,000 Senior Series B:
             (Eff. Yield 5.35%) (b)
             0.00%, 9/1/14....................................        1,754,520
   5,000,000 (Eff. Yield 5.40%) (b)
             0.00%, 9/1/15....................................        2,067,200
   9,795,000 (Eff. Yield 5.30%) (b)
             0.00%, 9/1/13....................................        4,553,598
             Denver, Colorado,
              City and County Airport Revenue:
   8,200,000 Series D
             7.75%, 11/15/13..................................       10,381,118
             Prerefunded Balance:
     140,000 Series A
             8.00%, 11/15/25..................................          157,154
     865,000 Series B
             7.25%, 11/15/12..................................          983,523
             Unrefunded Balance:
             Series A:
     720,000 7.25%, 11/15/25..................................          823,399
   5,480,000 7.50%, 11/15/23..................................        6,293,451
   1,300,000 8.00%, 11/15/25..................................        1,429,998
   7,080,000 8.50%, 11/15/23..................................        7,844,498
  18,060,000 8.75%, 11/15/23..................................       20,752,566
   3,385,000 Series B
             7.25%, 11/15/12..................................        3,767,099
   9,700,000 Series D
             7.75%, 11/15/21..................................       10,820,059
             El Paso County, Colorado,
              School District #11, Colorado Springs:
   2,310,000 6.50%, 12/1/12...................................        2,754,097
   2,000,000 7.10%, 12/1/13...................................        2,516,480
   1,000,000 7.10%, 12/1/16...................................        1,268,580
   2,250,000 Larimer County, Colorado,
              School District
             7.00%, 12/15/16, (MBIA)..........................        3,003,885
                                                                 --------------
                                                                     90,250,263
                                                                 --------------
             CONNECTICUT - 0.3%
   2,000,000 Connecticut State Housing
              Finance Authority Revenue
             5.375%, 11/15/18.................................        2,004,560
   1,600,000 Connecticut State Special Tax Obligation, Series
              B
             6.50%, 10/1/12...................................        1,892,000
                                                                 --------------
                                                                      3,896,560
                                                                 --------------
             DELAWARE - 0.1%
   1,600,000 Delaware State Health
              Facilities Authority Revenue, Medical Center of
              Delaware
             7.00%, 10/1/15, (MBIA)...........................        1,686,352
                                                                 --------------

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS(continued)
                                  May 31, 1998

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             DISTRICT OF COLUMBIA - 1.0%
 $ 3,765,000 District of Columbia Hospital
              Revenue, Medatlantic
              Healthcare Group, Series A
             6.00%, 8/15/11, (MBIA)...........................   $    4,174,557
   1,500,000 District of Columbia Revenue,
              American Association for the
              Advancement of Science
             5.25%, 1/1/16, (AMBAC)...........................        1,520,160
   8,000,000 District of Columbia,
              Housing Revenue,
              Carnegie Endowment for
              International Peace
             5.75%, 11/15/26..................................        8,446,800
                                                                 --------------
                                                                     14,141,517
                                                                 --------------
             FLORIDA - 3.0%
  10,000,000 Florida State Board of Education,
              Capital Outlay, Public Education, Series B
             5.75%, 6/1/17....................................       10,564,400
             Gainesville, Florida,
              Utilities Systems Revenue,
              Series B:
   1,000,000 5.50%, 10/1/13...................................        1,044,000
     435,000 7.50%, 10/1/08...................................          538,821
     695,000 7.50%, 10/1/09...................................          872,573
     490,000 Hillsborough County, Florida,
              Housing Finance Agency, Single Family Mortgage
              Revenue,
              Series A
             7.30%, 4/1/22....................................          513,010
   3,580,000 Jacksonville, Florida,
              Transportation Authority Revenue
             9.20%, 1/1/15....................................        5,079,304
     300,000 Lee County, Florida,
              Solid Waste Systems Revenue, Series B
             7.00%, 10/1/11...................................          332,718
   8,000,000 Miami-Dade County, Florida,
              Special Obligation, Subordinated Series A
              (Eff. Yield 5.50%) (b)
             0.00%, 10/1/16...................................        3,113,120
   2,000,000 Orange County, Florida,
              Health Facilities Authority Revenue, Orlando
              Regional Healthcare, Series A
             6.25%, 10/1/18, (MBIA)...........................        2,322,520
     495,000 Orange County, Florida,
              Housing Finance Authority Revenue, Single Family
              Mortgage, Series B
             6.85%, 10/1/27, (GNMA/FNMA)......................          536,872
             Orlando-Orange County, Florida, Expressway
              Authority:
   3,000,000 8.25%, 7/1/14....................................        4,109,370
   2,960,000 8.25%, 7/1/15, (FGIC)............................        4,077,519
             Palm Beach County, Florida,
              Health Facilities Authority Revenue:
   2,910,000 John F. Kennedy Hospital
             9.50%, 8/1/13....................................        3,868,670

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             FLORIDA - CONTINUED
             Palm Beach County, Florida,
              Health Facilities Authority Revenue - continued:
 $ 1,250,000 Waterford Project
             5.50%, 10/1/15...................................   $    1,254,325
   1,000,000 Sarasota County, Florida,
              Utililities Systems Revenue
             6.50%, 10/1/22...................................        1,144,950
             Sunrise, Florida,
              Utilities Systems Revenue, Capital Appreciation,
              Series A:
   1,000,000 (Eff. Yield 5.65%) (b)
             0.00%, 10/1/09...................................          592,190
   1,000,000 (Eff. Yield 5.75%) (b)
             0.00%, 10/1/10...................................          560,030
     500,000 Tampa, Florida,
              Allegheny Health Systems Revenue
             6.50%, 12/1/23...................................          572,405
     500,000 Tarpon Springs, Florida,
              Health Facilities Authority, Hospital Revenue,
              Tarpon Springs Hospital
             8.75%, 5/1/12....................................          511,500
                                                                 --------------
                                                                     41,608,297
                                                                 --------------
             GEORGIA - 4.1%
   3,000,000 Forsyth County, Georgia,
              School District, General Obligation
             6.75%, 7/1/16....................................        3,616,080
   5,000,000 Fulton County, Georgia,
              Development Authority Special Facilities
              Revenue, Delta Airlines Incorporated Project
             5.45%, 5/1/23....................................        5,002,150
             Georgia State Municipal Electric
              Authority, Power Revenue, Series B:
   3,000,000 6.25%, 1/1/17, (FGIC)............................        3,426,720
   9,800,000 6.375%, 1/1/16...................................       11,490,304
             Georgia State, General Obligation:
  10,000,000 Series B
             6.80%, 3/1/11....................................       11,982,900
  10,700,000 Series C
             5.25%, 4/1/11....................................       11,247,947
   1,500,000 Series D
             6.70%, 8/1/10....................................        1,787,355
   4,255,000 Metropolitan Atlanta Rapid
              Transit Authority, Georgia, Sales Tax Revenue,
              Series P
             6.25%, 7/1/11, (AMBAC)...........................        4,906,440
   2,370,000 Private Colleges and University Facilities
              Authority Revenue, Georgia, Mercer University
              Project
             6.40%, 11/1/11, (MBIA)...........................        2,774,725
                                                                 --------------
                                                                     56,234,621
                                                                 --------------

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS(continued)
                                  May 31, 1998

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             HAWAII - 0.9%
             Hawaii State Department of
              Budget and Finance, Hawaiian Electric Company,
              Incorporated:
             Series A:
 $ 2,000,000 4.95%, 4/1/12....................................   $    2,003,320
   2,000,000 5.65%, 10/1/27, (MBIA)...........................        2,080,840
   8,000,000 Series C
             7.375%, 12/1/20, (MBIA)..........................        8,696,000
                                                                 --------------
                                                                     12,780,160
                                                                 --------------
             IDAHO - 0.1%
     905,000 Idaho State Housing Finance
              Authority, Single Family Mortgage Bonds, Series
              D-1
             8.00%, 1/1/20....................................        1,019,066
                                                                 --------------
             ILLINOIS - 3.8%
   5,000,000 Chicago, Illinois,
              Public Building Commerce, Building Revenue,
              Series A
             5.75%, 12/1/18, (MBIA)...........................        5,244,850
   2,000,000 Chicago, Illinois,
              Single Family Mortgage Revenue, Series B
             6.95%, 9/1/28....................................        2,248,020
   4,000,000 Illinois State Development
              Finance Authority, Pollution Control Revenue,
              Commonwealth Edison Company Project, Series D
             6.75%, 3/1/15, (AMBAC)...........................        4,524,840
   3,000,000 Illinois State Educational
              Facilities Authority Revenue
             5.25%, 9/1/24....................................        2,904,570
   9,000,000 Illinois State, Sales Tax,
              Series P
             6.50%, 6/15/22...................................       10,750,770
   2,965,000 Kankakee, Illinois,
              Sewer Revenue
             6.875%, 5/1/11, (FGIC)...........................        3,335,595
   3,000,000 Metropolitan Fair and Exposition Authority,
              Illinois, Series A
             5.00%, 6/1/15....................................        2,959,050
  10,000,000 Northern Illinois University Revenues, Auxiliary
              Facilities Systems
             5.75%, 4/1/22, (FGIC)............................       10,589,900
   4,950,000 Quincy, Illinois,
              Blessing Hospital Revenue
             6.00%, 11/15/18..................................        5,176,314
   4,485,000 Regional Transportation Authority, Illinois,
              Transportation Revenue
             6.00%, 6/1/18, (FGIC)............................        5,036,117
                                                                 --------------
                                                                     52,770,026
                                                                 --------------
             INDIANA - 0.6%
   6,800,000 Indiana State Housing Finance Authority, Single
              Family Mortgage Revenue, Series A3
              5.375%, 1/1/23, (FNMA/GNMA).....................        6,763,348
   1,640,000 St. Joseph County, Indiana, Educational
              Facilities Revenue, University of Notre Dame
             6.50%, 3/1/26....................................        1,996,274
                                                                 --------------
                                                                      8,759,622
                                                                 --------------

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             KANSAS - 1.0%
 $ 2,000,000 Burlington, Kansas,
              Pollution Control Revenue, Kansas Gas and
              Electric Company Project
             7.00%, 6/1/31, (MBIA)............................   $    2,190,160
  10,500,000 Kansas State Department of Transportation,
              Highway Revenue, Series A
             5.375%, 3/1/12...................................       10,824,240
                                                                 --------------
                                                                     13,014,400
                                                                 --------------
             KENTUCKY - 1.6%
   8,000,000 Carroll County, Kentucky,
              Pollution Control Revenue, Kentucky Utility
              Company,
              Series A
             7.45%, 9/15/16...................................        9,102,240
   6,000,000 Jefferson County, Kentucky,
              Hospital Revenue, Linked ACEs/INFLOs
             6.436%, 10/1/14, (MBIA) (c)......................        6,543,120
   3,455,000 Kentucky State Housing Corporation, Housing
              Revenue, Series C
             7.90%, 1/1/21....................................        3,621,635
   2,725,000 Trimble County, Kentucky,
              Pollution Control Revenue, Louisville Gas and
              Electric Company
             7.625%, 11/1/20..................................        2,978,125
                                                                 --------------
                                                                     22,245,120
                                                                 --------------
             LOUISIANA - 1.0%
   1,395,000 Louisiana State Public Facilities Authority,
              Health and Education Revenue, Series D
             7.90%, 12/1/15...................................        1,448,582
             New Orleans, Louisiana,
              Capital Appreciation:
   6,960,000 (Eff. Yield 6.05%) (b)
             0.00%, 9/1/14, (AMBAC)...........................        3,057,667
   2,800,000 (Eff. Yield 7.10%) (b)
             0.00%, 9/1/15, (AMBAC)...........................        1,165,472
   3,755,000 (Eff. Yield 7.15%) (b)
             0.00%, 9/1/17, (AMBAC)...........................        1,396,071
   5,175,000 Orleans Parish, Louisiana,
              School Board Revenue
             9.05%, 2/1/10, (MBIA)............................        7,188,334
                                                                 --------------
                                                                     14,256,126
                                                                 --------------
             MAINE - 0.3%
   4,000,000 Maine State Housing Authority, Mortgage Purchase,
              Series C2
             6.05%, 11/15/28..................................        4,172,360
                                                                 --------------
             MARYLAND - 0.0%
     115,000 Maryland State Community Development
              Administration, Multifamily Housing Revenue
             8.75%, 5/15/12...................................          115,431
                                                                 --------------
             MASSACHUSETTS - 6.7%
     450,000 Lawrence, Massachusetts,
              General Obligation
             6.25%, 2/15/09, (AMBAC)..........................          494,631

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS(continued)
                                  May 31, 1998

  Principal
   Amount                                                             Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             MASSACHUSETTS - CONTINUED
             Massachusetts Bay Transportation Authority,
              General Transportation Systems:
             Series A:
 $ 7,950,000 6.25%, 3/1/12.....................................   $   9,132,960
   7,710,000 7.00%, 3/1/11, (MBIA).............................       9,427,094
   1,950,000 7.00%, 3/1/21, (MBIA).............................       2,400,333
   2,125,000 Series B
             6.20%, 3/1/16.....................................       2,436,142
             Massachusetts State Health and Educational
              Facilities Authority:
   9,000,000 Jordan Hospital, Series D
             5.25%, 10/1/23....................................       8,718,300
     600,000 McLeans Hospital Issue, Series C
             6.50%, 7/1/10.....................................         654,894
   3,000,000 Milford Whitinsville Regional Hospital, Series C
             5.25%, 7/15/18....................................       2,912,580
     600,000 Milton Hospital, Series B
             7.25%, 7/1/05.....................................         645,276
             Massachusetts State Housing Finance Agency
              Revenue, Series A:
  10,470,000 Housing Development
             5.375%, 6/1/16, (MBIA)............................      10,551,666
   1,490,000 Residential Housing
             8.40%, 8/1/21.....................................       1,525,507
             Massachusetts State Industrial Finance Agency:
   1,500,000 Parking Facilities Revenue, Avon Associates LLC,
             Series A
             5.375%, 4/1/20, (MBIA)............................       1,508,640
   8,500,000 Solid Waste Disposal Revenue, Senior Lien,
             Massachusetts Recycling Association
             9.00%, 8/1/16 (d).................................       3,187,500
  14,000,000 Massachusetts State Municipal Wholesale Electric
              Company, Linked PARs/INFLOs
             5.45%, 7/1/18 (c).................................      14,194,740
   2,000,000 Massachusetts State Special Obligation Revenue,
              Consolidated Loan, Series A
             5.50%, 6/1/12.....................................       2,143,200
  10,000,000 Massachusetts State Turnpike Authority,
              Metropolitan Highway Systems Revenue, Senior
              Series A
             5.00%, 1/1/37, (MBIA).............................       9,671,700
     610,000 Massachusetts State Water Pollution Abatement
              Trust, Pool Loan Program, Series 2
             6.125%, 2/1/08....................................         689,739
  11,140,000 Massachusetts State, General Obligation,
              Consolidated Loan, Series C
             5.625%, 8/1/13....................................      11,783,781
                                                                  -------------
                                                                     92,078,683
                                                                  -------------

  Principal
   Amount                                                             Value
 LONG TERM MUNICIPAL OBLIGATIONS - CONTINUED
             MICHIGAN - 3.7%
             Michigan State Building Authority Revenue,
              Facilities Program, Series II:
 $ 1,000,000 (Eff. Yield 5.20%) (b)
             0.00%, 10/15/10, (AMBAC)..........................   $     558,340
   1,000,000 (Eff. Yield 5.25%) (b)
             0.00%, 10/15/11, (AMBAC)..........................         525,750
   1,000,000 (Eff. Yield 5.30%) (b)
             0.00%, 10/15/12, (AMBAC)..........................         489,950
             Michigan State Hospital Finance Authority Revenue:
             Genesys Regional Medical Center, Series A:
   2,000,000 5.375%, 10/1/13...................................       2,001,540
   4,250,000 5.50%, 10/1/18....................................       4,237,590
  11,970,000 Henry Ford Health Systems,
             Series A
             5.25%, 11/15/20...................................      11,963,776
   7,500,000 Oakwood Hospital Obligation Group, Series A
             5.625%, 11/1/18...................................       7,721,325
  10,000,000 Monroe County, Michigan,
              Economic Development Corporation,
              Detroit Edison Company
             6.95%, 9/1/22, (FGIC).............................      12,825,700
  11,000,000 Royal Oak, Michigan,
              Hospital Finance Authority Revenue
             5.25%, 1/1/20.....................................      10,859,640
                                                                  -------------
                                                                     51,183,611
                                                                  -------------
             MINNESOTA - 0.1%
             Minnesota State Housing Finance Agency, Single
              Family Mortgage:
     595,000 Series A
             8.20%, 8/1/19.....................................         608,054
   1,280,000 Series D
             8.00%, 1/1/23.....................................       1,339,661
                                                                  -------------
                                                                      1,947,715
                                                                  -------------
             MISSISSIPI - 0.1%
   1,000,000 Harrison County, Mississippi, Wastewater Treatment
              Management District Revenue
             8.50%, 2/1/13.....................................       1,409,890
                                                                  -------------
             MISSOURI - 0.7%
   4,650,000 Bridgeton, Missouri,
              Industrial Development Authority Revenue, Senior
              Housing Revenue, The Sarah Community Project
             5.80%, 5/1/18.....................................       4,605,546
   1,500,000 Joplin, Missouri,
              Industrial Development Authority Revenue,
              Catholic Health Initiatives, Series A
             5.125%, 12/1/15...................................       1,495,530

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS(continued)
                                  May 31, 1998

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             MISSOURI - CONTINUED
 $   940,000 Missouri State Housing Development Commission,
              Mortgage Revenue, Single Family, Series B
             6.45%, 9/1/27....................................   $    1,012,126
             Sikeston, Missouri,
              Electric Revenue:
     300,000 6.00%, 6/1/13, (MBIA)............................          336,765
     200,000 6.00%, 6/1/14, (MBIA)............................          224,422
   1,250,000 West Plains, Missouri,
              Industrial Development Authority, Ozarks Medical
              Center
             5.65%, 11/15/22..................................        1,252,575
                                                                 --------------
                                                                      8,926,964
                                                                 --------------
             MONTANA - 0.9%
  11,000,000 Forsyth, Montana,
              Pollution Control Revenue, Montana Power
              Company,
              Series A
             6.125%, 5/1/23, (AMBAC)..........................       11,836,110
                                                                 --------------
             NEBRASKA - 1.1%
  15,000,000 Nebraska State Investment Finance Authority,
              Single Family Housing Revenue, Series F
             5.60%, 9/1/20,
             (GNMA/FNMA/FHLMC)................................       15,108,150
                                                                 --------------
             NEVADA - 1.9%
   4,905,000 Clark County, Nevada,
              Airport Revenue, Series A
             5.50%, 7/1/15, (MBIA)............................        5,060,489
   6,000,000 Clark County, Nevada,
              General Obligation, Series A
             7.50%, 6/1/09, (AMBAC)...........................        7,504,500
  10,000,000 Clark County, Nevada,
              Passenger Facilities Revenue, Las Vegas McCarran
              International Airport, Series A
             6.00%, 7/1/22, (AMBAC)...........................       10,856,200
   3,000,000 Clark County, Nevada,
              School District, Series A
             6.75%, 3/1/07, (MBIA)............................        3,218,820
                                                                 --------------
                                                                     26,640,009
                                                                 --------------
             NEW HAMPSHIRE - 1.8%
   3,155,000 New Hampshire State Higher Education and Health
              Facilities Authority, Frisbie Memorial Hospital
              Revenue
             6.125%, 10/1/13..................................        3,293,505
  20,615,000 New Hampshire State Turnpike Systems Revenue
             5.75%, 4/1/20....................................       21,487,839
                                                                 --------------
                                                                     24,781,344
                                                                 --------------
             NEW JERSEY - 0.6%
   1,000,000 Gloucester County, New Jersey,
              Improvement Authority, Gloucester Company LP,
              Series A
             8.125%, 7/1/10...................................        1,004,240

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             NEW JERSEY - CONTINUED
 $ 1,000,000 New Jersey State Health Care Facilities Financing
              Authority, Jersey Shore Medical Center
             6.125%, 7/1/12, (AMBAC)..........................   $    1,088,920
   5,000,000 New Jersey State Transportation Trust Fund
              Authority, Transportation Systems Revenue,
              Series A
             5.50%, 6/15/13...................................        5,232,800
   1,055,000 Salem County, New Jersey,
              Pollution Control Finance Authority, Waste
              Disposal Revenue
             6.50%, 11/15/21..................................        1,133,123
                                                                 --------------
                                                                      8,459,083
                                                                 --------------
             NEW MEXICO - 1.5%
   1,500,000 Albuquerque, New Mexico,
              Hospital System Revenue,
              Series A
             6.375%, 8/1/07, (MBIA)...........................        1,632,165
   2,950,000 Albuquerque, New Mexico,
              Joint Water and Sewer System Revenue, Series A,
              (Eff. Yield 6.90%) (b)
             0.00%, 7/1/08, (FGIC)............................        1,850,712
             Farmington, New Mexico,
              Pollution Control Revenue:
  10,000,000 Public Service Company of San Juan, Series C
             5.70%, 12/1/16, (AMBAC)..........................       10,570,400
   5,000,000 Southern California Edison Company, Series A
             5.875%, 6/1/23, (MBIA)...........................        5,327,200
   1,000,000 University of New Mexico, University Revenues,
              Series A
             6.00%, 6/1/21....................................        1,127,100
                                                                 --------------
                                                                     20,507,577
                                                                 --------------
             NEW YORK - 13.3%
   7,000,000 Housing, New York,
              Corporate Revenue, Series A,
              (Eff. Yield 6.17%) (b)
             0.00%, 11/1/10...................................        6,474,370
             Long Island Power Authority, New York, Electric
              Systems Revenue, Series A:
   5,000,000 5.25%, 12/1/26...................................        4,935,400
   7,450,000 5.50%, 12/1/29...................................        7,518,912
  10,000,000 5.75%, 12/1/24...................................       10,479,800
             Metropolitan Transportation Authority, New York,
              Transportation Facilities Revenue:
  10,000,000 Series A
             5.70%, 7/1/17, (MBIA)............................       10,594,400
  11,600,000 Service Contract:
             Series 7
             5.625%, 7/1/16...................................       11,922,132
   5,000,000 Series R
             5.50%, 7/1/17....................................        5,077,400

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS(continued)
                                  May 31, 1998

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             NEW YORK - CONTINUED
             New York City, New York,
              General Obligation:
             Capital Appreciation:
 $ 8,000,000 (Eff. Yield 4.83%) (b)
             0.00%, 8/1/09, (MBIA).............................   $  4,784,560
             Series G:
   4,750,000 5.00%, 8/1/14.....................................      4,676,423
   4,760,000 (Eff. Yield 4.75%) (b)
             0.00%, 8/1/08, (MBIA).............................      2,998,562
             Refunded Balance:
     400,000 5.75%, 8/1/10, (FGIC).............................        421,520
   2,500,000 Series G
             6.75%, 2/1/09, (FGIC).............................      2,917,975
             Unrefunded Balance, Series A:
     615,000 7.75%, 8/15/08....................................        684,224
     335,000 7.75%, 8/15/14....................................        372,496
     520,000 7.75%, 8/15/15....................................        576,883
             New York City, New York, Municipal Water Finance
              Authority, Water and Sewer Systems Revenue,
              Series B:
   7,300,000 5.75%, 6/15/26, (MBIA)............................      7,780,770
  30,000,000 5.75%, 6/15/29....................................     31,768,500
             New York State Dormitory Authority Revenue:
   4,480,000 City University Educational Facilities
             7.00%, 7/1/09, (FGIC).............................      5,434,061
   5,000,000 Mental Health Services Facilities, Series A
             5.75%, 8/15/22....................................      5,246,150
             Series C:
   2,400,000 7.375%, 5/15/10...................................      2,946,552
  10,500,000 7.50%, 5/15/11....................................     13,150,620
             New York State Dormitory Authority Revenue,
              Secured Hospital:
             Interfaith Medical Center, Series D:
   2,500,000 5.25%, 2/15/16....................................      2,479,575
   4,695,000 5.30%, 2/15/19....................................      4,619,129
   2,000,000 Wyckoff Heights, Series H
             5.30%, 8/15/21....................................      1,971,040
     545,000 New York State Environmental Facilities
              Corporation, Pollution Control Revenue, State
              Water Revolving Fund, Unrefunded Balance,
              Series E 6.875%, 6/15/10.........................        596,693
   5,000,000 New York State Local Government Assistance
              Revenue, Series D
             5.375%, 4/1/14....................................      5,081,200
             New York State Medical Care Facilities, Finance
              Agency Revenue:
   2,900,000 6.375%, 8/15/14, (FGIC)...........................      3,219,783
   2,255,000 6.375%, 11/15/19, (AMBAC).........................      2,496,533
   1,250,000 Health Center Projects, Series A
             6.375%, 11/15/19..................................      1,372,325

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             NEW YORK - CONTINUED
             New York State Mortgage Agency Revenue, Homeowner
              Mortgage:
 $ 4,500,000 Series 27
             6.90%, 4/1/15....................................   $    4,899,510
   6,400,000 Series 69
             5.50%, 10/1/28...................................        6,432,960
   1,125,000 New York State Power Authority Revenue, General
              Purpose Revenue
             7.00%, 1/1/18....................................        1,360,418
   6,000,000 New York State Thruway Authority, Service
              Contract, Local Highway and Bridge Revenue
             5.20%, 4/1/09....................................        6,177,540
     575,000 New York State Urban Development Corporation
              Revenue, Correctional Facilities, Series A
             6.50%, 1/1/09....................................          652,545
     500,000 Niagara Falls, New York,
              Public Improvement
             7.50%, 3/1/14, (MBIA)............................          643,395
                                                                 --------------
                                                                    182,764,356
                                                                 --------------
             NORTH DAKOTA - 0.4%
   5,000,000 North Dakota State Housing Financial Agency
              Revenue, Series C
             5.55%, 7/1/29....................................        5,026,200
                                                                 --------------
             OHIO - 2.3%
   2,000,000 Adams County, Ohio,
              Valley Local School District
             7.00%, 12/1/15...................................        2,489,840
   2,000,000 Butler County, Ohio,
              Transportation Improvement District Revenue,
              Series A
             6.00%, 4/1/12, (FSA).............................        2,198,760
  10,100,000 Cleveland, Ohio,
              Airport Special Revenue, Continental Airlines
              Incorporated Project
             5.375%, 9/15/27..................................        9,762,660
             Cleveland, Ohio,
              Public Power Systems Revenue, First Mortgage,
              Series A:
   7,000,000 7.00%, 11/15/16, (MBIA)..........................        8,100,540
   1,000,000 7.00%, 11/15/24, (MBIA)..........................        1,172,040
   1,285,000 Columbus, Ohio,
              General Obligation
             12.375%, 2/15/06.................................        1,942,059
   2,500,000 Montgomery County, Ohio,
              Hospital Revenue, Kettering Medical Center
             6.25%, 4/1/20, (MBIA)............................        2,920,000
   1,000,000 Ohio State Higher Educational Facility Commission
             6.125%, 11/15/17, (MBIA).........................        1,085,030
   2,000,000 Ohio State Solid Waste Disposal Revenue, USG
              Corporation Project
             5.65%, 3/1/33....................................        2,017,820
                                                                 --------------
                                                                     31,688,749
                                                                 --------------

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS(continued)
                                  May 31, 1998

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             PENNSYLVANIA - 6.1%
 $ 2,500,000 Allegheny County, Pennsylvania,
              Sewer Revenue,
              (Eff. Yield 6.10%) (b)
             0.00%, 6/1/15, (FGIC)............................   $    1,052,150
   4,000,000 Beaver County, Pennsylvania,
              Pollution Control Revenue, Ohio Edison Company,
              Series A
             7.00%, 6/1/21, (FGIC)............................        4,369,640
   2,000,000 Lebanon County, Pennsylvania,
              Good Samaritan Hospital Authority, Project
              Revenue
             6.00%, 11/15/18..................................        2,080,720
   2,000,000 McKeesport, Pennsylvania,
              Area School District, Capital Appreciation,
              Series B
              (Eff. Yield 6.25%) (b)
             0.00%, 10/1/15, (FSA)............................          831,780
   2,060,000 Millcreek Township, Pennsylvania,
              School District, Capital Appreciation, Series A
              (Eff. Yield 6.38%) (b)
             0.00%, 9/15/09, (FGIC)...........................        1,218,366
     900,000 Montgomery County, Pennsylvania, Industrial
              Development and Pollution Control, Philadelphia
              Electric Company
             7.60%, 4/1/21....................................          982,044
   7,500,000 Northumberland County, Pennsylvania, Commonwealth
              Lease Revenue, Capital Appreciation
              (Eff. Yield 7.10%) (b)
             0.00%, 10/15/10, (MBIA)..........................        4,212,975
   2,650,000 Penn Hills Township, Pennsylvania, General
              Obligation, Series B
              (Eff. Yield 6.79%) (b)
             0.00%, 6/1/13, (AMBAC)...........................        1,253,026
             Pennsylvania State Higher Educational Facilities
              Authority Revenue:
             Allegheny General Hospital:
   4,000,000 Series A
             7.125%, 9/1/07...................................        4,354,600
   7,000,000 Series I
             5.70%, 6/15/15...................................        7,311,150
             Pennsylvania State Housing Finance Agency:
   5,545,000 Residential Development,
             Section 8, Series A
             7.60%, 7/1/13....................................        5,964,479
   4,000,000 Single Family Mortgage, Series T
             7.75%, 10/1/09...................................        4,160,960
   1,750,000 Pennsylvania State Industrial Development
              Authority Revenue, Economic Development
             6.00%, 1/1/12, (AMBAC)...........................        1,893,308
             Philadelphia, Pennsylvania,
              Hospital and Higher Education Facilities
              Authority Revenue:
   3,000,000 Albert Einstein Medical Center
             7.00%, 10/1/21...................................        3,233,430
   1,000,000 Community College, Series B
             6.50%, 5/1/07, (MBIA)............................        1,137,100

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             PENNSYLVANIA - CONTINUED
             Philadelphia, Pennsylvania,
              Hospital and Higher Education Facilities
              Authority
              Revenue - continued:
 $ 2,500,000 Temple University Hospital
             5.50%, 11/15/15..................................   $    2,534,500
   7,360,000 Philadelphia, Pennsylvania,
              Municipal Authority Revenue, Municipal Services
              Building Lease, Capital Appreciation
              (Eff. Yield 7.50%) (b)
             0.00%, 3/15/14, (FSA)............................        3,309,792
             Philadelphia, Pennsylvania,
              Water and Wastewater Revenue:
  10,600,000 5.00%, 6/15/16, (FSA)............................       10,511,808
   4,610,000 5.50%, 8/1/14, (MBIA)............................        4,768,215
   5,000,000 5.60%, 8/1/18, (MBIA)............................        5,181,900
   4,000,000 Pittsburgh, Pennsylvania,
              School District, General Obligation, Capital
              Appreciation, Series C
              (Eff. Yield 7.00%) (b)
             0.00%, 8/1/09, (AMBAC)...........................        2,379,240
   6,350,000 Sayre, Pennsylvania,
              Health Care Facilities Authority, Guthrie
              Healthcare, Series A
             7.10%, 3/1/17....................................        6,859,524
             Shaler, Pennsylvania,
              Area School District, Capital Appreciation,
              Series A:
   2,000,000 (Eff. Yield 5.55%) (b)
             0.00%, 11/15/17, (FGIC)..........................          735,760
   2,000,000 (Eff. Yield 5.60%) (b)
             0.00%, 11/15/18, (FGIC)..........................          697,500
   2,000,000 (Eff. Yield 5.60%) (b)
             0.00%, 11/15/19, (FGIC)..........................          658,320
   2,550,000 Washington County, Pennsylvania, Hospital
              Authority Revenue, Shadyside Hospital Project
             5.75%, 12/15/14, (AMBAC).........................        2,666,688
                                                                 --------------
                                                                     84,358,975
                                                                 --------------
             RHODE ISLAND - 0.4%
   5,710,000 Rhode Island State Health and Educational
              Building Corporation, Hospital Financing
              Revenue, Roger Williams General Hospital
             9.50%, 7/1/16....................................        5,734,325
                                                                 --------------
             SOUTH CAROLINA - 0.7%
   1,610,000 South Carolina State Housing Finance and
              Development Authority, Homeownership Mortgage
              Purchase, Series B
             7.90%, 7/1/32, (FHA).............................        1,686,652
   7,500,000 York County, South Carolina,
              Industrial Development Revenue, Exempt
              Facilities, Hoechst Celanese Corporation
             5.70%, 1/1/24....................................        7,684,875
                                                                 --------------
                                                                      9,371,527
                                                                 --------------

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS(continued)
                                  May 31, 1998

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             TENNESSEE - 3.0%
 $ 7,465,000 Bristol, Tennessee,
              Health and Educational Facilities Authority,
              Bristol Memorial Hospital
             6.75%, 9/1/10, (FGIC)............................   $    8,882,827
             Knox County, Tennessee,
              Health and Educational Facilities Authority,
              Fort Sanders Alliance:
   9,000,000 Series B
             7.25%, 1/1/10....................................       11,037,690
   4,500,000 Series C
             5.25%, 1/1/15....................................        4,630,185
  10,000,000 Metro Government, Nashville
              and Davidson Counties, Tennessee, Step Bond,
              (Eff. Yield 4.92%) (b)
             0.00%, 1/1/12, (FGIC)............................       12,330,800
   3,855,000 Tennessee State Housing Development Authority,
              Home Ownership Program, Issue H
             7.825%, 7/1/15...................................        3,972,809
                                                                 --------------
                                                                     40,854,311
                                                                 --------------
             TEXAS - 10.1%
  10,000,000 Alliance, Texas,
              Airport Authority, Texas Special Facilities
              Revenue, Federal Express Corporation Project
             6.375%, 4/1/21...................................       10,814,200
             Austin, Texas,
              Utility Systems Revenue:
   5,000,000 5.75%, 5/15/24, (FGIC)...........................        5,195,350
     500,000 (Eff. Yield 6.80%) (b)
             0.00%, 11/15/11..................................          258,740
   2,000,000 Series B
             5.70%, 11/15/21, (MBIA)..........................        2,109,880
             Bexar, Texas,
              Metropolitan Water District Waterworks Systems
              Revenue:
   2,000,000 5.875%, 5/1/22...................................        2,113,140
      25,000 Unrefunded Balance
             6.625%, 5/1/14, (AMBAC)..........................           27,154
      30,000 Brazos County, Texas,
              Health Facilities Development Revenue,
              Franciscan Service Corporation, Series B
             5.375%, 1/1/22, (MBIA)...........................           30,298
   3,425,000 Brazos County, Texas,
              Housing Finance Corporation, Single Family
              Mortgage Revenue
             5.80%, 9/1/25, (GNMA/FNMA).......................        3,544,978
   2,400,000 Brownsville, Texas,
              Utilities Systems Revenue
             6.25%, 9/1/14, (MBIA)............................        2,810,112
             Fort Bend County, Texas,
              Levee Improvement, District #011:
   1,245,000 6.90%, 9/1/18, (MBIA)............................        1,424,168
   1,000,000 6.90%, 9/1/19, (MBIA)............................        1,143,910
   1,165,000 6.90%, 9/1/20, (MBIA)............................        1,332,655

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             TEXAS - CONTINUED
 $10,000,000 Gulf Coast, Texas,
              Industrial Development Authority, Waste Disposal
              Revenue, Valero Refining Project
             5.60%, 12/1/31...................................   $   10,022,100
   7,000,000 Harris County, Texas,
              Flood Control District, Series B
              (Eff. Yield 7.20%) (b)
             0.00%, 10/1/06...................................        4,173,120
   3,270,000 Harris County, Texas,
              General Obligation, Permanent Improvement
             5.75%, 10/1/13...................................        3,592,520
             Harris County, Texas,
              Health Facilities Development Corporation
              Revenue, School Health Care Systems, Series B:
   5,000,000 5.75%, 7/1/27....................................        5,231,450
  10,000,000 5.75%, 7/1/27, (MBIA)............................       10,566,700
             Harris County, Texas,
              Health Facilities Development Corporation,
              Hospital Revenue:
   5,000,000 6.60%, 6/1/14....................................        5,679,450
   2,480,000 Hermann Hospital Project
             6.375%, 10/1/17..................................        2,788,537
             Memorial Hospital Systems Project:
   2,525,000 7.125%, 6/1/15...................................        2,818,935
             Series A:
   3,215,000 6.00%, 6/1/09....................................        3,581,253
   1,990,000 6.00%, 6/1/12....................................        2,215,905
   4,000,000 Harris County, Texas,
              Senior Lien, Series A
             6.375%, 8/15/24..................................        4,520,320
   4,000,000 Harris County, Texas,
              Toll Road, Subordinate Lien, Series A
             7.00%, 8/15/10...................................        4,908,640
   4,565,000 Houston, Texas,
              Airport Systems Revenue, Senior Lien
             8.20%, 7/1/17....................................        4,694,007
             Houston, Texas,
              Water and Sewer Systems Revenue:
   2,700,000 Junior Lien, Series C
             (Eff. Yield 6.85%) (b)
             0.00%, 12/1/10...................................        1,482,057
   3,000,000 Series C
             (Eff. Yield 6.90%) (b)
             0.00%, 12/1/11...................................        1,549,080
             Keller, Texas,
              Independent School District, Capital
              Appreciation:
   2,675,000 (Eff. Yield 4.55%) (b)
             0.00%, 8/15/07...................................        1,752,312
   3,300,000 (Eff. Yield 4.60%) (b)
             0.00%, 8/15/08...................................        2,054,547
   3,590,000 (Eff. Yield 4.70%) (b)
             0.00%, 8/15/09...................................        2,122,157

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS(continued)
                                  May 31, 1998

  Principal
   Amount                                                             Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             TEXAS - CONTINUED
 $ 1,090,000 Montgomery County, Texas,
              General Obligation, Capital Appreciation,
              (Eff. Yield 5.30%) (b)
             0.00%, 3/1/10, (MBIA).............................   $     620,929
   2,000,000 Port Arthur, Texas,
              Navigation District Revenue, Capital
              Appreciation,
              (Eff. Yield 4.90%) (b)
             0.00%, 3/1/09, (AMBAC)............................       1,207,760
   2,000,000 Port Corpus Christi, Texas,
              Industrial Development Revenue, Valero Energy
              Corporation
             5.125%, 4/1/09....................................       1,996,520
   1,085,000 Rio Grande Valley, Texas,
              Health Facilities Corporation, Hospital Revenue,
              Baptist Medical Project
             8.00%, 8/1/17.....................................       1,113,319
   5,315,000 Socorro, Texas,
              Independent School District, General Obligation
             5.75%, 2/15/26....................................       5,797,070
   2,565,000 Tarrant County, Texas,
              Health Facilities Development Revenue, Texas
              Health Resources Systems, Series A
             5.75%, 2/15/15, (MBIA)............................       2,792,900
   6,415,000 Tarrant County, Texas,
              Housing Finance Corporation Revenue, Single
              Family Mortgage, Series A,
              (Eff. Yield 11.00%) (b)
             0.00%, 9/15/16, (MBIA)............................       2,518,337
   5,000,000 Texas State, General Obligation,
              Linked RIBs/SAVRs
             6.20%, 9/30/11 (c)................................       5,781,800
             Texas State, Municipal Power Agency Revenue:
     175,000 5.25%, 9/1/12, (MBIA).............................         176,682
     130,000 6.10%, 9/1/09.....................................         147,654
   1,125,000 Capital Appreciation
             (Eff. Yield 7.35%) (b)
             0.00%, 9/1/08, (AMBAC)............................         698,265
   9,000,000 Titus County, Texas,
              Water District #1, Southwest Electric Power
             8.20%, 8/1/11.....................................      10,163,610
   1,475,000 University of Texas, University Revenues,
              Unrefunded Balance, Series B
             6.75%, 8/15/13....................................       1,602,941
                                                                  -------------
                                                                    139,175,462
                                                                  -------------
             UTAH - 0.4%
   3,500,000 Utah State Building Ownership Authority, Lease
              Revenue, State Facilities Master Lease Program,
              Series A
             5.75%, 5/15/18, (AMBAC)...........................       3,665,970
     175,000 Utah State Housing Finance Agency, Single Family
              Mortgage, Series C2
             7.95%, 7/1/10.....................................         184,233

 Principal
   Amount                                                             Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
            UTAH - CONTINUED
            Utah State Intermountain Power Agency Revenue:
 $  750,000 Series A (Eff. Yield 8.43%) (b)
            0.00%, 7/1/07......................................   $     493,620
  6,500,000 Series C (Eff. Yield 6.80%) (b)
            0.00%, 7/1/20......................................       1,126,840
                                                                  -------------
                                                                      5,470,663
                                                                  -------------
            VERMONT - 0.4%
  3,000,000 Vermont State Educational and Health Building
             Financing Agency Revenue, Middlebury College
             Project
            6.00%, 11/1/22.....................................       3,204,840
  1,485,000 Vermont State Housing Finance Agency, Single
             Family, Series 1
            8.15%, 5/1/25......................................       1,546,420
                                                                  -------------
                                                                      4,751,260
                                                                  -------------
            VIRGINIA - 2.2%
  8,500,000 Loudoun County, Virginia,
             Industrial Development Authority, Residential Care
             Facility Revenue, Falcons Landing Project, Series
             A
            8.75%, 11/1/04.....................................      10,821,095
            Virginia State Housing Development Authority,
             Multifamily Housing:
  3,245,000 Series E
            5.60%, 11/1/17.....................................       3,334,335
 10,000,000 Subseries B
            5.50%, 1/1/22......................................      10,085,500
            Winchester, Virginia,
             Industrial Development, Hospital Revenue,
             Winchester Medical Center:
  2,300,000 6.15%, 1/1/15, (AMBAC).............................       2,335,926
  3,200,000 6.30%, 1/1/15, (AMBAC).............................       3,246,592
                                                                  -------------
                                                                     29,823,448
                                                                  -------------
            WASHINGTON - 1.3%
            Chelan County, Washington,
             Public Utility District #1, Capital Appreciation,
             Series A:
  3,000,000 (Eff. Yield 5.55%) (b)
            0.00%, 6/1/09......................................       1,784,790
 12,685,000 (Eff. Yield 5.80%) (b)
            0.00%, 6/1/14......................................       5,617,425
  2,000,000 King County, Washington,
             School District #415, General Obligation
            5.875%, 6/1/16, (FSA)..............................       2,134,740
  1,000,000 Tacoma, Washington,
             Electric Systems Revenue
            6.25%, 1/1/15, (FGIC)..............................       1,082,220
  1,300,000 Washington State Health Care Facilities Authority,
             Multi-Care Medical Center of Tacoma
            7.875%, 8/15/11, (FGIC)............................       1,336,218
            Washington State Public Power Supply System:
  3,000,000 Nuclear Project #2, Series A
            5.00%, 7/1/12, (FSA)...............................       3,009,630

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS (continued)
                                  May 31, 1998

  Principal
   Amount                                                            Value
 LONG-TERM MUNICIPAL OBLIGATIONS - CONTINUED
             WASHINGTON - CONTINUED
             Washington State Public Power Supply System -
               continued:
 $ 4,000,000 Nuclear Project #3
             (Eff. Yield 10.09%) (b)
             0.00%, 7/1/12....................................   $    1,960,880
   1,000,000 Washington State, General Obligation, Series A
             6.75%, 2/1/15....................................        1,212,810
                                                                 --------------
                                                                     18,138,713
                                                                 --------------
             WISCONSIN - 0.1%
     585,000 Wisconsin State Housing and Economic Development
              Authority, Home Ownership
             8.00%, 3/1/21....................................          613,296
                                                                 --------------
             PUERTO RICO - 4.3%
             Commonwealth of Puerto Rico,
              Electric Power Authority Revenue:
   3,400,000 Series DD
             5.25%, 7/1/14, (FSA).............................        3,515,668
   2,795,000 Series EE
             5.25%, 7/1/14, (MBIA)............................        2,890,086
             Commonwealth of Puerto Rico, General Obligation:
   3,000,000 6.45%, 7/1/17....................................        3,410,910
   2,000,000 Capital Appreciation
             (Eff. Yield 5.53%) (b)
             0.00%, 7/1/14, (MBIA)............................          908,680
             Linked BPO:
  12,300,000 7.00%, 7/1/10, (MBIA) (c)........................       15,174,756
   5,000,000 7.00%, 7/1/10, (AMBAC) (c).......................        6,168,600
             Commonwealth of Puerto Rico, Highway and
              Transportation Authority Revenue:
  10,000,000 Series A (Eff. Yield 4.95%) (b)
             0.00%, 7/1/15, (AMBAC)...........................        4,333,200
             Series Y:
     400,000 5.25%, 7/1/15, (FSA).............................          411,796
   7,200,000 5.50%, 7/1/26....................................        7,375,464
   5,000,000 Series Z
             6.00%, 7/1/18, (FSA).............................        5,684,350
   2,080,000 Commonwealth of Puerto Rico, Industrial, Tourist,
              Educational, Medical, Environmental Control
              Facilities, Finance Authority
             6.25%, 7/1/24....................................        2,287,314
             Commonwealth of Puerto Rico, Public Buildings
              Authority Revenue:
     250,000 Government Facilities
             5.00%, 7/1/12, (MBIA)............................          255,445
   6,250,000 Guaranteed Public Education and Health
             Facilities, Step Bond,
             Series M
             (Eff. Yield 5.74%) (b)
             3.75%, 7/1/16....................................        6,258,500
                                                                 --------------
                                                                     58,674,769
                                                                 --------------
             Total Long-Term Municipal Obligations (cost
              $1,323,750,072).................................    1,385,949,961
                                                                 --------------

  Principal
   Amount                                                            Value
 SHORT-TERM MUNICIPAL OBLIGATIONS - 0.4%
             CALIFORNIA - 0.1%
 $   290,000 California State Health Facilities Financing
              Revenue, Variable Rate Refunding, St. Joseph
              Health, Series A
             3.65%, 6/1/13 (a)...............................   $       290,000
     920,000 Irvine Ranch, California,
              Water District Revenue, Consolidated Bonds
             3.70%, 10/1/10 (a)..............................           920,000
      59,000 Tustin, California,
              Improvement Bond Act 1915
             3.70%, 9/2/13 (a)...............................            59,000
                                                                ---------------
                                                                      1,269,000
                                                                ---------------
             FLORIDA - 0.0%
      55,000 Dade County, Florida,
              Health Facilities Authority, Hospital Revenue,
              Miami Childrens Hospital Project
             4.00%, 9/1/20 (a)...............................            55,000
      40,000 Dade County, Florida,
              Water and Sewer Systems Revenue
             3.90%, 10/5/22 (a)..............................            40,000
                                                                ---------------
                                                                         95,000
                                                                ---------------
             MASSACHUSETTS - 0.0%
             Massachusetts State Health and Educational
              Facilities Authority, Capital Assets Program,
              Series D:
     325,000 3.70%, 1/1/35 (a)...............................           325,000
      10,000 3.70%, 5/1/35 (a)...............................            10,000
                                                                ---------------
                                                                        335,000
                                                                ---------------
             MISSOURI - 0.1%
             Kansas City, Missouri,
              Industrial Development Authority, Hospital
              Revenue:
     200,000 3.95%, 10/15/15 (a).............................           200,000
     575,000 Insured Research Health Services Systems
             3.95%, 4/15/15 (a)..............................           575,000
      50,000 Missouri State Health and Educational Facilities
              Authority Revenue
             3.85%, 12/1/19 (a)..............................            50,000
                                                                ---------------
                                                                        825,000
                                                                ---------------
             NEW YORK - 0.2%
   2,000,000 Long Island Power Authority, New York, Electric
              Systems Revenue, Series 5
             3.95%, 5/1/33 (a)...............................         2,000,000
     410,000 New York City, New York, Municipal Water Finance
              Authority Revenue
             3.95%, 6/15/24 (a)..............................           410,000
                                                                ---------------
                                                                      2,410,000
                                                                ---------------
             TEXAS - 0.0%
     355,000 Coastal Bend, Texas,
              Health Facilities Development, Incarnate World
              Health Systems Revenue
             3.85%, 8/15/27 (a)..............................           355,000
                                                                ---------------

[LOGO APPEARS HERE]
                       SCHEDULE OF INVESTMENTS (continued)
                                  May 31, 1998

 Principal
  Amount                                                             Value
 SHORT-TERM MUNICIPAL OBLIGATIONS - CONTINUED
           WYOMING - 0.0%
 $300,000  Uinta County, Wyoming, Pollution Control Revenue
           3.95%, 4/1/10 (a)..................................   $      300,000
                                                                 --------------
           Total Short-Term Municipal Obligations (cost
            $5,589,000).......................................        5,589,000
                                                                 --------------
          TOTAL INVESTMENTS -
           (COST $1,329,339,072)....................... 101.2%    1,391,538,961
          OTHER ASSETS AND LIABILITIES -
           NET.........................................  (1.2)      (15,839,813)
                                                        -----    --------------
          NET ASSETS - ................................ 100.0%   $1,375,699,148
                                                        =====    ==============

(a) Security is a variable or floating rate instrument with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent.
(b) Effective yield (calculated at date of purchase) is the annual yield at which the bond accretes until its maturity date.
(c) At the discretion of the portfolio manager, these securities may be separated into securities with interest or principal payments that are linked to another rate or index and therefore would be considered derivative securities.
(d) Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing income on that so identified.

SUMMARY OF ABBREVIATIONS:
ACEs   Auction Rate Securities
AMBAC  Insured by American Municipal Bond Assurance Corporation
BPO    Bond Payment Obligation
FGIC   Insured by Federal Guaranty Insurance Company
FHA    Insured by Federal Housing Authority
FHLMC  Insured by Federal Home Loan Mortgage Corporation
FNMA   Insured by Federal National Mortgage Association
FSA    Insured by Financial Security Assurance Corporation
GNMA   Insured by Government National Mortgage Association
INFLOs Inverse Floating Rate Securities
MBIA   Insured by Municipal Bond Investors Assurance Corporation
PARs   Periodic Auction Reset Securities
RIBs   Residual Interest Bonds
SAVRs  Select Auction Variable Rate Securities

                  See Combined Notes to Financial Statements.

[LOGO APPEARS HERE]
                      STATEMENTS OF ASSETS AND LIABILITIES
                                  May 31, 1998

                                   HIGH GRADE  SHORT INTERMEDIATE    TAX FREE
                                      FUND            FUND             FUND
--------------------------------------------------------------------------------
 ASSETS
 Investments at market value
  (identified cost -
   $114,303,886, $169,283,783
  and $1,329,339,072,
  respectively).................  $121,137,662    $172,326,493    $1,391,538,961
 Cash...........................             0             533            53,980
 Receivable for investments
  sold..........................     2,682,622       5,241,448        45,176,072
 Interest receivable............     2,185,583       3,301,404        20,498,029
 Receivable for Fund shares
  sold..........................         2,129          20,989            43,404
 Prepaid expenses and other
  assets........................         8,195          44,257           233,185
--------------------------------------------------------------------------------
   Total assets.................   126,016,191     180,935,124     1,457,543,631
--------------------------------------------------------------------------------
 LIABILITIES
 Payable for investments
  purchased.....................     2,959,339               0        75,878,996
 Payable for Fund shares
  redeemed......................       351,743           3,900         1,988,982
 Dividends payable..............       176,595         503,899         2,650,481
 Distribution fee payable.......        63,591           7,178           669,150
 Due to related parties.........        54,771          71,796           517,909
 Accrued Trustees' fees and
  expenses......................         6,747          14,268            46,201
 Accrued expenses and other
  liabilities...................        79,262          70,443            92,764
--------------------------------------------------------------------------------
   Total liabilities............     3,692,048         671,484        81,844,483
--------------------------------------------------------------------------------
 NET ASSETS.....................  $122,324,143    $180,263,640    $1,375,699,148
--------------------------------------------------------------------------------
 NET ASSETS REPRESENTED BY
 Paid-in capital................  $113,676,120    $176,749,878    $1,292,764,058
 Undistributed net investment
  income........................        98,606               0           385,382
 Accumulated net realized gain
  on investments and futures
  contracts.....................     1,715,641         471,052        20,349,819
 Net unrealized appreciation on
  investments...................     6,833,776       3,042,710        62,199,889
--------------------------------------------------------------------------------
   TOTAL NET ASSETS.............  $122,324,143    $180,263,640    $1,375,699,148
--------------------------------------------------------------------------------
 NET ASSETS CONSIST OF
 Class A........................  $ 64,526,357    $  6,568,707    $1,243,327,218
 Class B........................    32,821,501       5,790,267       124,663,980
 Class C........................             0               0         7,707,950
 Class Y........................    24,976,285     167,904,666                 0
--------------------------------------------------------------------------------
                                  $122,324,143    $180,263,640    $1,375,699,148
--------------------------------------------------------------------------------
 SHARES OUTSTANDING
 Class A........................     5,678,221         644,684       159,872,745
 Class B........................     2,888,261         568,072        16,030,234
 Class C........................             0               0           991,117
 Class Y........................     2,197,899      16,472,867                 0
--------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
 Class A........................  $      11.36    $      10.19    $         7.78
--------------------------------------------------------------------------------
 Class A -- Offering price
  (based on sales charge of
  4.75%, 3.25% and 4.75%,
  respectively).................  $      11.93    $      10.53    $         8.17
--------------------------------------------------------------------------------
 Class B........................  $      11.36    $      10.19    $         7.78
--------------------------------------------------------------------------------
 Class C........................            --              --    $         7.78
--------------------------------------------------------------------------------
 Class Y........................  $      11.36    $      10.19                --
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

[LOGO APPEARS HERE]
                            STATEMENTS OF OPERATIONS
                            Year Ended May 31, 1998

                                     HIGH GRADE  SHORT INTERMEDIATE   TAX FREE
                                        FUND            FUND           FUND*
---------------------------------------------------------------------------------
 INVESTMENT INCOME
 Interest.........................   $5,803,319      $6,033,898     $ 32,763,015
---------------------------------------------------------------------------------
 EXPENSES
 Management fee...................      542,365         622,594        2,410,469
 Distribution Plan expenses.......      453,025          69,129        1,890,260
 Transfer agent fees..............      113,941          63,449          609,383
 Registration and filing fees.....       68,469          83,299           22,517
 Custodian fees...................       53,943          43,379          197,886
 Shareholder reports expense......       51,945          21,253          321,516
 Administrative services fees.....       34,207               0          109,569
 Professional fees................       23,428          26,408           38,723
 Trustees' fees and expenses......        3,867           9,605           39,437
 Other............................       21,602           8,024          214,504
 Fee waivers and/or expense
  reimbursements..................            0         (45,432)               0
---------------------------------------------------------------------------------
  Total expenses..................    1,366,792         901,708        5,854,264
 Less: Indirectly paid expenses...         (200)           (850)         (34,699)
---------------------------------------------------------------------------------
  Net expenses....................    1,366,592         900,858        5,819,565
---------------------------------------------------------------------------------
 NET INVESTMENT INCOME............    4,436,727       5,133,040       26,943,450
---------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND CLOSED
  FUTURES CONTRACTS
 Net realized gain (loss) on:
  Investments.....................    3,360,972       1,471,537       17,108,116
  Closed futures contracts........            0               0         (731,997)
---------------------------------------------------------------------------------
 Net realized gain on investments
  and closed futures contracts....    3,360,972       1,471,537       16,376,119
 Net change in unrealized
  appreciation (depreciation) on
  investments.....................    1,019,154        (795,050)     (25,411,876)
---------------------------------------------------------------------------------
 Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts...............    4,380,126         676,487       (9,035,757)
---------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......   $8,816,853      $5,809,527     $ 17,907,693
---------------------------------------------------------------------------------

*Five months ended May 31, 1998. During the period, Tax Free Fund changed its fiscal year end from December 31 to May 31.

                  See Combined Notes to Financial Statements.

[LOGO APPEARS HERE]
                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 1997

                                                                     TAX FREE
                                                                       FUND
--------------------------------------------------------------------------------
 INVESTMENT INCOME
 Interest........................................................  $ 84,530,908
--------------------------------------------------------------------------------
 EXPENSES
 Management fee..................................................     6,029,348
 Distribution Plan expenses......................................     5,338,174
 Transfer agent fees.............................................     1,342,638
 Custodian fees..................................................       453,948
 Administrative services fees....................................       215,018
 Trustees' fees and expenses.....................................       124,253
 Other...........................................................       193,385
--------------------------------------------------------------------------------
  Total expenses.................................................    13,696,764
 Less: Indirectly paid expenses..................................       (20,193)
--------------------------------------------------------------------------------
  Net expenses...................................................    13,676,571
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME...........................................    70,854,337
--------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  CLOSED FUTURES CONTRACTS
 Realized gain (loss) on:
  Investments....................................................    44,775,459
  Closed futures contracts.......................................    (7,678,397)
--------------------------------------------------------------------------------
 Net realized gain on investments and closed futures contracts...    37,097,062
 Net change in unrealized appreciation (depreciation) on
  investments....................................................     2,027,467
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and closed
  futures contracts..............................................    39,124,529
--------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $109,978,866
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

[LOGO APPEARS HERE]
                      STATEMENTS OF CHANGES IN NET ASSETS
                            Year Ended May 31, 1998

                                HIGH GRADE   SHORT INTERMEDIATE    TAX FREE
                                   FUND             FUND            FUND*
-------------------------------------------------------------------------------
 OPERATIONS
 Net investment income.......  $  4,436,727     $  5,133,040    $   26,943,450
 Net realized gain on
  investments and closed
  futures contracts..........     3,360,972        1,471,537        16,376,119
 Net change in unrealized
  appreciation
  (depreciation) on
  investments................     1,019,154         (795,050)      (25,411,876)
-------------------------------------------------------------------------------
  Net increase in net assets
   resulting from
   operations................     8,816,853        5,809,527        17,907,693
-------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net investment income
  Class A....................    (2,198,256)        (225,168)      (21,756,580)
  Class B....................    (1,156,701)        (197,697)       (5,153,488)
  Class C....................             0                0          (109,908)
  Class Y....................    (1,132,786)      (4,710,175)                0
-------------------------------------------------------------------------------
  Total distributions to
   shareholders..............    (4,487,743)      (5,133,040)      (27,019,976)
-------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold...    14,810,240       22,513,095        21,942,896
 Proceeds from shares issued
  in connection with the
  acquisition of:
  Blanchard Flexible Tax-
   Free Bond Fund............    22,403,925                0                 0
  Common Trust Fund -
    Intermediate Tax Exempt
   Bond Fund.................             0      148,714,787                 0
  Evergreen Short
   Intermediate Municipal
   Fund - California.........             0       14,473,407                 0
  Evergreen Tax Free Income
   Fund......................             0                0       100,118,341
 Proceeds from reinvestment
  of distributions...........     2,594,120        1,482,137        12,966,083
 Payment for shares
  redeemed...................   (23,942,474)     (52,702,874)     (125,945,502)
-------------------------------------------------------------------------------
  Net increase in net assets
   resulting from capital
   share transactions........    15,865,811      134,480,552         9,081,818
-------------------------------------------------------------------------------
   Total increase (decrease)
    in net assets............    20,194,921      135,157,039           (30,465)
 NET ASSETS
 Beginning of year...........   102,129,222       45,106,601     1,375,729,613
-------------------------------------------------------------------------------
 END OF YEAR.................  $122,324,143     $180,263,640    $1,375,699,148
-------------------------------------------------------------------------------
 Undistributed net investment
  income.....................  $     98,606     $          0    $      385,382
-------------------------------------------------------------------------------

*Five months ended May 31, 1998. During the period, Tax Free Fund changed its fiscal year end from December 31 to May 31.

                  See Combined Notes to Financial Statements.

[LOGO APPEARS HERE]
                      STATEMENTS OF CHANGES IN NET ASSETS
                                 Prior Periods

                                   HIGH GRADE FUND            SHORT INTERMEDIATE FUND             TAX FREE FUND
                            ------------------------------ ------------------------------ ------------------------------
                             Nine Months                    Nine Months                      Year Ended December 31,
                                Ended        Year Ended        Ended        Year Ended    ------------------------------
                            May 31, 1997*  August 31, 1996 May 31, 1997*  August 31, 1996      1997            1996
-------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income...   $  3,542,168    $  5,304,418   $  1,936,277    $  2,353,029   $   70,854,337  $   84,167,379
 Net realized gain on
  investments and closed
  futures contracts......        640,025       1,622,360         18,940         161,202       37,097,062      15,476,735
 Net change in unrealized
  appreciation
  (depreciation) on
  investments............        982,691      (1,135,792)       139,624        (564,810)       2,027,467     (48,955,108)
-------------------------------------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............      5,164,884       5,790,986      2,094,841       1,949,421      109,978,866      50,689,006
-------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net investment income
  Class A................     (1,696,428)     (2,655,984)      (755,942)       (541,615)               0               0
  Class B................       (934,247)     (1,385,989)      (159,979)       (229,080)     (73,811,844)    (79,617,449)
  Class Y................       (929,415)     (1,262,445)    (1,020,356)     (1,582,334)               0               0
 In excess of net
  investment income
  Class B................              0               0              0               0         (160,951)              0
 Net realized gain on
  investments
  Class B................              0               0              0               0      (17,063,591)              0
-------------------------------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........     (3,560,090)     (5,304,418)    (1,936,277)     (2,353,029)     (91,036,386)    (79,617,449)
-------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from shares
  sold...................      9,286,983      16,695,647      9,393,392      37,737,994       39,118,274     107,614,922
 Proceeds from shares
  issued in connection
  with the acquisition of
  Keystone Tax Exempt
  Trust..................              0               0              0               0                0     658,278,376
 Proceeds from
  reinvestment of
  distributions..........      2,003,093       3,093,850        973,716       1,651,747       53,790,716      41,011,255
 Payment for shares
  redeemed...............    (18,667,515)    (30,410,409)   (35,446,549)    (22,410,625)    (294,007,649)   (424,558,360)
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....     (7,377,439)    (10,620,912)   (25,079,441)     16,979,116     (201,098,659)    382,346,193
-------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............     (5,772,645)    (10,134,344)   (24,920,877)     16,575,508     (182,156,179)    353,417,750
 NET ASSETS
 Beginning of period.....    107,901,867     118,036,211     70,027,478      53,451,970    1,557,885,792   1,204,468,042
-------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD...........   $102,129,222    $107,901,867   $ 45,106,601    $ 70,027,478   $1,375,729,613  $1,557,885,792
-------------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment income .....   $    124,532    $    115,656   $          0    $          0   $      467,027  $    2,957,507
-------------------------------------------------------------------------------------------------------------------------

*During the period, the Fund changed its fiscal year end from August 31 to May
  31.

                  See Combined Notes to Financial Statements.

[LOGO APPEARS HERE]
                     COMBINED NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION

The Evergreen National Municipal Bond Funds consist of Evergreen High Grade Tax Free Fund ("High Grade Fund"), Evergreen Short Intermediate Municipal Fund ("Short Intermediate Fund") and Evergreen Tax Free Fund ("Tax Free Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Mu-nicipal Trust (the "Trust"), a Delaware business trust organized on September 17, 1997. The Trust is an open end management investment company registered un-der the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% for both the High Grade Fund and Tax Free Fund and a maximum front-end sales charge of 3.25% for the Short Intermediate Fund. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares of Tax Free Fund purchased after January 1, 1997 will automati-cally convert to Class A shares after seven years. Class B shares of Tax Free Fund purchased prior to January 1, 1997 retain their existing conversion rights. For the High Grade Fund and Short Intermediate Fund, all Class B shares will automatically convert to Class A shares after seven years. Class C shares are sold subject to a contingent deferred sales charge payable on shares re-deemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institu-tional investors or Class Y shareholders of record of certain other funds man-aged by First Union and its affiliates as of December 30, 1994.

Effective January 9, 1998, the Tax Free Fund added two classes of shares desig-nated as Class A and Class C and designated the existing class of shares as Class B. Shareholders of this Fund who, at the close of business on January 16, 1998, held Class B shares purchased before January 1, 1995 and certain other non-commissionable Class B shares had such shares converted to Class A shares having an aggregate value equal to that of the shareholder's Class B shares prior to the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
An independent pricing service values each Fund's municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue. Securities for which valuations are not available from an independent pricing service, including re-stricted securities, are valued at fair value as determined in good faith ac-cording to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. FUTURES CONTRACTS
In order to gain exposure to or protect against changes in security values, the Tax Free Fund may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

[LOGO APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

C. DERIVATIVE SECURITIES
The Tax Free Fund may invest in derivative securities. A derivative security is any investment that derives its value from an underlying security, asset or market index. Greater market fluctuations may result if these securities are leveraged. The Fund invests in these types of securities when it is consistent with its investment objectives.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

E. FEDERAL TAXES
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal tax liability since they are expected to distribute all of their net investment company taxable income, net tax-exempt income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required dis-tributions under the Code. Accordingly, no provision for federal taxes is re-quired. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

F. DISTRIBUTIONS
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment of market dis-count on securities.

G. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

[LOGO APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

3. CAPITAL SHARE TRANSACTIONS

Each Fund has an unlimited number of shares of beneficial interest with a par value of $0.001 authorized. Shares of beneficial interest of the Funds are cur-rently divided into Class A, Class B, Class C or Class Y. Transactions in shares of the Funds were as follows:

High Grade Fund

                               Year Ended           Nine Months Ended            Year Ended
                              May 31, 1998             May 31, 1997            August 31, 1996
                         -----------------------  -----------------------  ------------------------
                          Shares       Amount      Shares       Amount       Shares       Amount
----------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............   352,430  $  3,971,088    138,267  $  1,503,579     728,801  $  7,875,800
Shares issued in
 acquisition of:
 Blanchard Flexible Tax-
  Free Bond Fund........ 1,966,629    22,403,925          0             0           0             0
Shares issued in
 reinvestment of
 distributions..........   122,837     1,383,168     91,672       998,917     144,023     1,571,241
Shares redeemed.........  (971,142)  (10,944,155)  (737,802)   (8,010,676) (1,652,697)  (17,891,048)
----------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. 1,470,754  $ 16,814,026   (507,863) $ (5,508,180)   (779,873) $ (8,444,007)
----------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............   414,162  $  4,656,253    418,834  $  4,553,869     420,508  $  4,595,803
Shares issued in
 reinvestment of
 distributions..........    61,515       692,436     50,410       549,306      75,686       825,507
Shares redeemed.........  (514,611)   (5,780,674)  (546,605)   (5,937,166)   (691,236)   (7,495,373)
----------------------------------------------------------------------------------------------------
Net decrease............   (38,934) $   (431,985)   (77,361) $   (833,991)   (195,042) $ (2,074,063)
----------------------------------------------------------------------------------------------------
CLASS Y
Shares sold.............   548,341  $  6,182,899    296,083  $  3,229,535     387,417  $  4,224,044
Shares issued in
 reinvestment of
 distributions..........    46,065       518,516     41,755       454,870      63,909       697,102
Shares redeemed.........  (641,096)   (7,217,645)  (434,833)   (4,719,673)   (455,583)   (5,023,988)
----------------------------------------------------------------------------------------------------
Net decrease............   (46,690) $   (516,230)   (96,995) $ (1,035,268)     (4,257) $   (102,842)
----------------------------------------------------------------------------------------------------

Short Intermediate Fund

                               Year Ended             Nine Months Ended            Year Ended
                              May 31, 1998              May 31, 1997            August 31, 1996
                         ------------------------  ------------------------  -----------------------
                           Shares       Amount       Shares       Amount       Shares      Amount
-----------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............    383,419  $  3,907,614     182,673  $  1,860,992   2,806,176  $28,333,550
Shares issued in
 acquisition of:
 Evergreen Short
  Intermediate Municipal
  Fund -California......        736         7,495           0             0           0            0
Shares issued in
 reinvestment of
 distributions..........     15,389       156,458      17,182       174,056      24,978      253,579
Shares redeemed.........   (356,623)   (3,624,581) (2,348,922)  (23,711,903)   (750,660)  (7,689,314)
-----------------------------------------------------------------------------------------------------
Net increase
 (decrease).............     42,921  $    446,986  (2,149,067) $(21,676,855)  2,080,494  $20,897,815
-----------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............    107,260  $  1,092,900     144,261  $  1,461,443     291,382  $ 2,967,713
Shares issued in
 acquisition of:
 Evergreen Short
  Intermediate Municipal
  Fund -California......      6,897        70,307           0             0           0            0
Shares issued in
 reinvestment of
 distributions..........     14,126       143,788      11,819       119,733      16,079      163,265
Shares redeemed.........   (227,503)   (2,313,782)   (224,553)   (2,272,638)   (166,441)  (1,686,967)
-----------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    (99,220) $ (1,006,787)    (68,473) $   (691,462)    141,020  $ 1,444,011
-----------------------------------------------------------------------------------------------------
CLASS Y
Shares sold.............  1,719,348  $ 17,512,581     600,756  $  6,070,957     635,204  $ 6,436,731
Shares issued in
 acquisition of:
 Common Trust Fund -
   Intermediate Tax
  Exempt Bond Fund...... 14,616,570   148,714,787           0             0           0            0
 Evergreen Short
  Intermediate Municipal
  Fund -California......  1,412,138    14,395,605           0             0           0            0
Shares issued in
 reinvestment of
 distributions..........    116,093     1,181,891      67,156       679,927     121,645    1,234,903
Shares redeemed......... (4,588,604)  (46,764,511)   (934,601)   (9,462,008) (1,283,965) (13,034,344)
-----------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. 13,275,545  $135,040,353    (266,689) $ (2,711,124)   (527,116) $(5,362,710)
-----------------------------------------------------------------------------------------------------

[LOGO APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

Tax Free Fund

                                                       January 20, 1998
                                                    (Commencement of Class
                                                     Operations) through
                                                         May 31, 1998
                                                  ---------------------------
                                                    Shares         Amount
------------------------------------------------------------------------------
CLASS A
Shares sold......................................     404,689  $    3,409,126
Shares issued in connection with the acquisition
 of Evergreen Tax Free Income Fund...............   8,443,496      66,261,386
Automatic conversion of Class B shares........... 162,305,257   1,285,292,084
Shares issued in reinvestment of distributions...   1,526,223      11,889,303
Shares redeemed.................................. (12,806,920)   (100,036,093)
------------------------------------------------------------------------------
Net increase..................................... 159,872,745  $1,266,815,806
------------------------------------------------------------------------------

                              Five Months Ended                Year Ended                  Year Ended
                                 May 31, 1998               December 31, 1997           December 31, 1996
                         -----------------------------  --------------------------  --------------------------
                            Shares         Amount         Shares        Amount        Shares        Amount
---------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............    2,346,134  $    18,452,022    5,057,416  $  39,118,274   14,063,760  $ 107,614,922
Shares issued in
 connection with the
 acquisition of:
 Evergreen Tax Free
  Income Fund...........    3,247,599       25,484,520            0              0            0              0
 Keystone Tax Exempt
  Trust.................            0                0            0              0   84,656,452    658,278,376
Automatic conversion of
 shares to
 Class A shares......... (162,305,257)  (1,285,292,084)           0              0            0              0
Shares issued in
 reinvestment of
 distributions..........      130,151        1,014,991    6,963,866     53,790,716    5,361,695     41,011,255
Shares redeemed.........   (3,205,499)     (25,180,245) (38,141,778)  (294,007,649) (55,439,349)  (424,558,360)
---------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (159,786,872) $(1,265,520,796) (26,120,496) $(201,098,659)  48,642,558  $ 382,346,193
---------------------------------------------------------------------------------------------------------------

                                                         January 26, 1998
                                                      (Commencement of Class
                                                       Operations) through
                                                           May 31, 1998
                                                      -----------------------
                                                        Shares      Amount
------------------------------------------------------------------------------
CLASS C
Shares sold..........................................     10,499  $    81,748
Shares issued in connection with the acquisition of
 Evergreen Tax Free Income Fund......................  1,066,879    8,372,435
Shares issued in reinvestment of distributions.......      7,950       61,789
Shares redeemed......................................    (94,211)    (729,164)
------------------------------------------------------------------------------
Net increase.........................................    991,117  $ 7,786,808
------------------------------------------------------------------------------

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended May 31, 1998:

                                               Cost of        Proceeds
                                              Purchases      from Sales
                                            -----------------------------
         High Grade Fund................... $  132,695,487 $  137,499,692
         Short Intermediate Fund...........     96,219,310    128,542,087
         Tax Free Fund*....................  1,094,397,210  1,069,097,913

         -------
         * For the five months ended May 31, 1998.

[LOGO APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

On May 31, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                            Gross        Gross      Net Unrealized
                               Tax        Unrealized   Unrealized    Appreciation
                               Cost      Appreciation Depreciation  (Depreciation)
                          -----------------------------------------------------
         High Grade
          Fund..........  $  114,303,886 $ 6,840,040  $    (6,264)   $ 6,833,776
         Short
          Intermediate
          Fund..........     169,283,783   3,097,271      (54,561)     3,042,710
         Tax Free Fund..   1,329,387,025  70,695,360   (8,543,424)    62,151,936

As of May 31, 1998, the High Grade Fund had a capital loss carryover for fed-eral income tax purposes of approximately $57,000 which expires as follows:
$56,000 - 2001 and $1,000 - 2005.


5. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to each of the Funds.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the aver-age daily net assets of the class. These expenses are currently limited to 0.25% annually of the average daily net assets of the Class A shares of the High Grade and Tax Free Funds and limited to 0.10% annually of the average daily net assets of the Class A shares of Short Intermediate Fund. In addition, Class B and Class C also pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

During the year ended May 31, 1998, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                              Distribution fees accrued
                                             ---------------------------
                                              Class A   Class B  Class C
                                             ---------------------------
         High Grade Fund.................... $  127,730 $325,295 $    --
         Short Intermediate Fund............      5,615   63,514      --
         Tax Free Fund*.....................  1,157,033  705,348  27,879

         -------
         * For the five months ended May 31, 1998.

The principal underwriter may pay distribution fees greater than the allowable annual amounts the Funds are permitted to pay under the Distribution Plans. The Funds may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%. With respect to Class B and Class C shares of Tax Free Fund, EDI intends but is not obligated to con-tinue to pay distribution costs that exceed the current annual payments from the Fund. EDI intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B and Class C shares would be within permitted limits.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, for the Tax Free Fund, after the termination of any Distribution Plan and subject to the discretion of the Independent Trust-ees, payments to EDI may continue as compensation for services which had been provided while the Distribution Plan was in effect.

[LOGO APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

6. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

The Capital Management Group ("CMG") of First Union National Bank of North Car-olina ("FUNB"), a subsidiary of First Union, serves as the investment adviser to the High Grade Fund and is paid a management fee that is computed daily and paid monthly. The Fund pays CMG an annual fee for its services equal to 0.50% of the average daily net assets of the Fund.

Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union, is the investment adviser for the Short Intermediate Fund and is paid a management fee that is computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets. Out of its fee, Evergreen Asset pays EIS for its services as administrator, BISYS for its services as sub-administrator and Lieber & Company, an affiliate of First Union, for its services as sub-adviser.

During the year ended May 31, 1998, the investment adviser for the Short Inter-mediate Fund waived its management fees in the amount of $45,432.

Keystone Investment Management Company ("Keystone"), a subsidiary of First Union, is the investment adviser for the Tax Free Fund and is paid a management fee that is calculated daily and paid monthly. The management fee is calculated at an annual rate of 2.00% of Tax Free Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net assets of the Fund.

For each of the Funds, Evergreen Investment Services, Inc. ("EIS"), a subsidi-ary of First Union, is the administrator and BISYS serves as the sub-adminis-trator for each Fund. As sub-administrator to the Funds, BISYS provides the of-ficers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for the High Grade Fund is entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying per-centage rates, which start at 0.05% and decline to 0.01% per annum as net as-sets increase, to the average daily net asset value of the Fund. The sub-admin-istration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of the Fund.

As administrator for Tax Free Fund, EIS also provides facilities, equipment and personnel on behalf of the investment adviser and is reimbursed by the Fund for its services. For the Tax Free Fund, the sub-administration fee is paid by Key-stone and is not a fund expense.

During the year ended May 31, 1998, High Grade Fund and Tax Free Fund paid or accrued to EIS $28,013 and $109,569, respectively, for certain administrative services.

Evergreen Service Company ("ESC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for each Fund.

At May 31, 1998, FUNB owned directly or beneficially 75% of the outstanding shares of the Short Intermediate Fund.

7. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

[LOGO APPEARS HERE]

8. ACQUISITIONS

On February 29, 1996, Tax Free Fund acquired substantially all the assets and assumed certain liabilities of Keystone Tax Exempt Trust in exchange for shares of Tax Free Fund.

On July 31, 1997, Short Intermediate Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Short Intermediate Municipal
Fund - California in exchange for Class A, Class B and Class Y shares of Short Intermediate Fund.

On November 21, 1997, Short Intermediate Fund acquired substantially all the assets and assumed certain liabilities of Common Trust Fund - Intermediate Tax Exempt Bond Fund in exchange for Class Y shares of Short Intermediate Fund.

Effective on the close of business on January 23, 1998, Tax Free Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Tax Free Income Fund in an exchange for Class A, Class B and Class C shares of Tax Free Fund.

Also, effective on February 28, 1998, High Grade Fund acquired substantially all of the assets and assumed certain liabilities of Blanchard Flexible Tax-Free Bond Fund in an exchange for Class A shares of High Grade Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition are as follows:

                                                                                              Unrealized
                                                               Value of Net     Number of    Appreciation     Net Assets
Acquiring Fund                      Acquired Fund             Assets Acquired Shares Issued (Depreciation) After Acquisition
----------------------------------------------------------------------------------------------------------------------------
High Grade Fund........ Blanchard Flexible Tax-Free Bond Fund  $ 22,403,925     1,966,629    $ 1,611,908    $  127,402,909
Short Intermediate      Evergreen Short Intermediate           $ 14,473,407     1,419,771    $   203,594    $   59,045,106
 Fund.................. Municipal Fund - California
Short Intermediate      Common Trust Fund - Intermediate       $148,714,787    14,616,570    $ 3,195,888    $  194,719,999
 Fund.................. Tax Exempt Bond Fund
Tax Free Fund.......... Evergreen Tax Free Income Fund         $100,118,341    12,757,974    $ 6,341,257    $1,467,541,556
Tax Free Fund.......... Keystone Tax Exempt Trust              $658,278,376    84,656,452    $40,609,975    $1,800,970,092

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly in-stallments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

10. FINANCING AGREEMENT

On October 31, 1996, a financing agreement among certain of the Evergreen Funds, State Street Bank and Trust ("State Street") and a group of banks (col-lectively, the "Banks") became effective. Under this agreement, the Banks pro-vided an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bore interest at 0.75% per an-num above the Federal Funds rate. A commitment fee of 0.10% per annum was in-curred on the unused portion of the committed facility, which was allocated to all participating funds. State Street served as agent for the Banks, and as agent was entitled to a fee of $15,000 which was allocated to all of the par-ticipating Funds. This agreement was terminated on October 31, 1997.

[LOGO APPEARS HERE]

On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union pro-vided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 mil-lion ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency pur-poses only and is subject to each Fund's borrowing restrictions. Borrowings un-der this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused por-tion of the committed facility, which will be allocated to all Funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the year ended May 31, 1998, the Funds had no borrowings under these agreements.

[LOGO APPEARS HERE]
                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF EVERGREEN HIGH GRADE TAX FREE FUND AND EVERGREEN SHORT INTERMEDIATE MUNICIPAL FUND

In our opinion, the accompanying statements of assets and liabilities, includ-ing the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Evergreen High Grade Tax Free Fund and Evergreen Short Intermediate Municipal Fund (the "Funds"), two of the funds of Evergreen Municipal Trust, at May 31, 1998, the results of each of their op-erations for the year then ended, the changes in each of their net assets for the year then ended, and for the nine months ended May 31, 1997, and for Ever-green Short Intermediate Municipal Fund the year ended August 31, 1996, and the financial highlights for each of the periods indicated for Evergreen Short In-termediate Municipal Fund, and for the year then ended, and for the nine months ended May 31, 1997 for Evergreen High Grade Tax Free Fund, in conformity with generally accepted accounting principles. These financial statements and finan-cial highlights (hereafter referred to as "financial statements") are the re-sponsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our au-dits of these financial statements in accordance with generally accepted audit-ing standards which require that we plan and perform the audit to obtain rea-sonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the account-ing principles used and significant estimates made by management, and evaluat-ing the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial statements of Evergreen High Grade Tax Free Fund for the year ended, and indicated periods prior to, August 31, 1996 were audited by other independent accountants whose report dated October 16, 1996 expressed an unqualified opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

July 6, 1998

[LOGO APPEARS HERE]
                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders Evergreen Municipal Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Evergreen Tax Free Fund (the "Fund") of the Ev-ergreen Municipal Trust as of May 31, 1998, and the related statements of oper-ations for the five months ended May 31, 1998 and for the year ended December 31, 1997, statements of changes in net assets for the five months ended May 31, 1998 and for each of the years in the two-year period ended December 31, 1997 and the financial highlights for the five months ended May 31, 1998 and for each of the years in the ten-year period ended December 31, 1997. These finan-cial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Tax Free Fund, as of May 31, 1998, the results of its operations, changes in its net assets, and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                            KPMG Peat Marwick LLP

Boston, Massachusetts
July 3, 1998

[LOGO APPEARS HERE]
ADDITIONAL INFORMATION (UNAUDITED)

On December 15, 1997, a special meeting of shareholders for the High Grade Fund and Short Intermediate Fund was held to consider a number of proposals with the following number of shares represented at the meeting. On October 16, 1997, the record date for the meeting, the Funds had the following shares outstanding:

                                                  High Grade  Short Intermediate
                                                     Fund            Fund
                                                  ------------------------------
Record Date Shares Outstanding................... 9,192,809       5,647,015
Shares represented at meeting.................... 5,326,815       3,676,372
Percentage of record date shares represented at
 meeting.........................................     57.95%          65.10%
     PROPOSAL 1 - THE PROPOSED REORGANIZATION OF
      THE FUND AS A SERIES OF THE EVERGREEN
      MUNICIPAL TRUST, A DELAWARE BUSINESS TRUST:
     Shares voted "For".......................... 5,014,531       3,347,370
     Shares voted "Against"......................    60,035         164,400
     Shares voted "Abstain"......................   252,249         164,602
     PROPOSAL 2 - RECLASSIFICATION AS NON-
      FUNDAMENTAL INVESTMENT OBJECTIVE OF THIS
      FUND WHOSE INVESTMENT OBJECTIVE IS
      CURRENTLY CLASSIFIED AS FUNDAMENTAL:
     Shares voted "For".......................... 4,953,494       3,221,627
     Shares voted "Against"......................   112,250         293,131
     Shares voted "Abstain"......................   261,071         161,614
     PROPOSAL 3 - CHANGES TO FUNDAMENTAL
      INVESTMENT RESTRICTIONS:
     To amend the Fundamental restriction
      concerning diversification of investments:
     Shares voted "For".......................... 4,954,447       3,235,144
     Shares voted "Against"......................    96,913         258,827
     Shares voted "Abstain"......................   275,455         182,401
     To amend the Fundamental restriction
      concerning concentration of a Fund's assets
      in a particular industry:
     Shares voted "For".......................... 4,954,447       3,235,144
     Shares voted "Against"......................    96,913         258,827
     Shares voted "Abstain"......................   275,455         182,401
     To amend the Fundamental restriction
      concerning the issuance of senior
      securities:
     Shares voted "For".......................... 4,949,301       3,235,007
     Shares voted "Against"......................   102,059         258,964
     Shares voted "Abstain"......................   275,455         182,401
     To amend the Fundamental restriction
      concerning borrowing:
     Shares voted "For".......................... 4,954,447       3,235,007
     Shares voted "Against"......................    96,913         258,964
     Shares voted "Abstain"......................   275,455         182,401
     To amend the Fundamental restriction
      concerning underwriting:
     Shares voted "For".......................... 4,954,447       3,235,144
     Shares voted "Against"......................    96,913         258,827
     Shares voted "Abstain"......................   275,455         182,401
     To amend the Fundamental restriction
      concerning investments in real estate:
     Shares voted "For".......................... 4,949,301       3,235,007
     Shares voted "Against"......................   102,059         258,964
     Shares voted "Abstain"......................   275,455         182,401
     To amend the Fundamental restriction
      concerning commodities:
     Shares voted "For".......................... 4,949,301       3,235,007
     Shares voted "Against"......................   102,059         258,964
     Shares voted "Abstain"......................   275,455         182,401
     To amend the Fundamental restriction
      concerning lending:
     Shares voted "For".......................... 4,954,447       3,235,007
     Shares voted "Against"......................    96,913         258,964
     Shares voted "Abstain"......................   275,455         182,401
     To amend the Fundamental restriction
      concerning investment in federally tax
      exempt securities:
     Shares voted "For".......................... 4,954,447       3,235,144
     Shares voted "Against"......................    96,913         258,827
     Shares voted "Abstain"......................   275,455         182,401
     To amend the Fundamental restriction
      concerning unseasoned issuers:
     Shares voted "For"..........................    N/A          3,238,335
     Shares voted "Against"......................    N/A            255,636
     Shares voted "Abstain"......................    N/A            182,401
     To amend the Fundamental restriction
      concerning control or management:
     Shares voted "For"..........................    N/A          3,238,335
     Shares voted "Against"......................    N/A            255,636
     Shares voted "Abstain"......................    N/A            182,401

[LOGO APPEARS HERE]
ADDITIONAL INFORMATION (UNAUDITED) (continued)

                                                  High Grade Short Intermediate
                                                     Fund           Fund
                                                  -----------------------------
     To amend the Fundamental restriction
      concerning short sales:
     Shares voted "For".......................... 4,954,447      3,238,335
     Shares voted "Against"......................    96,913        255,636
     Shares voted "Abstain"......................   275,455        182,401
     To amend the Fundamental restriction
      concerning other investment companies:
     Shares voted "For".......................... 4,954,447         N/A
     Shares voted "Against"......................    96,913         N/A
     Shares voted "Abstain"......................   275,455         N/A
     To amend the Fundamental restriction
      concerning other investment companies:
     Shares voted "For".......................... 4,954,447         N/A
     Shares voted "Against"......................    96,913         N/A
     Shares voted "Abstain"......................   275,455         N/A
     To amend the Fundamental restriction
      concerning oil, gas or other mineral
      exploration or development program:
     Shares voted "For".......................... 4,954,447      3,237,053
     Shares voted "Against"......................    96,913        256,918
     Shares voted "Abstain"......................   275,455        182,401
     To amend the Fundamental restriction
      concerning restricted securities:
     Shares voted "For".......................... 4,954,447         N/A
     Shares voted "Against"......................    96,913         N/A
     Shares voted "Abstain"......................   275,455         N/A
     To amend the Fundamental restriction
      concerning investment in taxable
      securities:
     Shares voted "For".......................... 4,954,447         N/A
     Shares voted "Against"......................    96,913         N/A
     Shares voted "Abstain"......................   275,455         N/A
     To amend the Fundamental restriction
      concerning margin purchases:
     Shares voted "For"..........................    N/A         3,238,335
     Shares voted "Against"......................    N/A           255,636
     Shares voted "Abstain"......................    N/A           182,401
     To amend the Fundamental restriction
      concerning officers' and directors'
      ownership of shares:
     Shares voted "For"..........................    N/A         3,238,335
     Shares voted "Against"......................    N/A           255,636
     Shares voted "Abstain"......................    N/A           182,401
     To amend the Fundamental restriction
      concerning warrants:
     Shares voted "For"..........................    N/A         3,238,335
     Shares voted "Against"......................    N/A           255,636
     Shares voted "Abstain"......................    N/A           182,401
     To amend the Fundamental restriction
      concerning options:
     Shares voted "For"..........................    N/A         3,238,335
     Shares voted "Against"......................    N/A           255,636
     Shares voted "Abstain"......................    N/A           182,401
     To amend the Fundamental restriction
      concerning investment in municipal
      securities:
     Shares voted "For"..........................    N/A         3,238,335
     Shares voted "Against"......................    N/A           255,636
     Shares voted "Abstain"......................    N/A           182,401

[LOGO APPEARS HERE]
               FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

 For the fiscal period ended May 31, 1998, the following percentages represent the portion of dividends from net investment income which are exempt from federal income tax, other than alternative minimum tax:

         High Grade Fund........................................... 99.11%
         Short Intermediate Fund................................... 99.62%
         Tax Free Fund............................................. 99.66%

                                Evergreen Funds


Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Exempt
Short Intermediate Municipal Fund
High Grade Tax Free Fund
Tax Free Fund
California Tax Free Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New Jersey Tax Free Income Fund
New York Tax Free Fund
North Carolina Municipal Bond Fund
Pennsylvania Tax Free Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
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Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Equity Income Fund

Domestic Growth
Evergreen Fund
Omega Fund
Small Company Growth Fund
Strategic Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International
Global Leaders Fund
International Growth Fund
International Equity Fund
Global Opportunities Fund
Natural Resources Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

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800-346-3858

Investor Services
800-343-2898

Retirement Plan Services
800-247-4075

www.evergreenfunds.com


17607                                                       543689   RV0   7/98


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